                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY

[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                            FUQUA ENTERPRISES, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                            FUQUA ENTERPRISES, INC.
                              One Atlantic Center
                                  Suite 5000
                        1201 W. Peachtree Street, N.W.
                            Atlanta, Georgia 30309
                                --------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 June 1, 1996

                    =======================================




          The Annual Meeting of Stockholders of Fuqua Enterprises, Inc. ("Fuqua"), a Delaware corporation, will be held at the offices of Fuqua, One Atlantic Center, Suite 5000, 1201 W. Peachtree Street, N.W., Atlanta, Georgia, 30309 on June 1, 1996 at 9:30 a.m. local time, for the following purpose:

               1.   To elect nine directors.

               2.   To approve Fuqua's 1995 Long-Term Incentive Plan.

               3.   To approve Fuqua's 1995 Stock Option Plan for Outside
                    Directors.

               4. To amend and restate Fuqua's Restated Certificate of Incorporation.

          THE FORM OF PROXY ENCLOSED PROVIDES THAT NO OTHER MATTERS MAY BE CONSIDERED OR ACTED UPON AT THE MEETING.

          The Board of Directors has fixed the close of business on April 4, 1996 as the record date. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting. A list of stockholders entitled to vote at the meeting will be available for inspection by any stockholder on or after May 23, 1996 during ordinary business hours at the offices of Fuqua.

          WE URGE YOU TO MARK YOUR PROXY, SIGN, DATE AND RETURN IT IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE.


                                             BY ORDER OF THE BOARD OF DIRECTORS



                                             MILDRED H. HUTCHESON
                                             Corporate Secretary
                                             -------------------

Atlanta, Georgia
April 16, 1996

                            FUQUA ENTERPRISES, INC.
                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                                 June 1, 1996
                          __________________________

     This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of FUQUA ENTERPRISES, INC. ("Fuqua" or the "Corporation") for use at the Annual Meeting of Stockholders of Fuqua (the "Meeting") to be held at the executive offices of Fuqua, One Atlantic Center, Suite 5000, 1201 W. Peachtree St., N.W., Atlanta, Georgia 30309, on Saturday, June 1, 1996 at 9:30 a.m. local time and any and all adjournments thereof.

     Any proxy given pursuant to this solicitation may be revoked before it is voted by notifying the Corporate Secretary of Fuqua in writing at Fuqua's executive offices. In addition, any proxy may be revoked before it is voted by a duly executed and delivered proxy bearing a later date or by attendance at the Meeting and voting in person. Unless otherwise specified in the proxy, shares represented by proxies will be voted for (i) the election of the nominees listed herein, (ii) for approval of the 1995 Long-Term Incentive Plan, (iii) for approval of the 1995 Stock Option Plan for Outside Directors, (iv) for the amendment and restatement of Fuqua's Restated Certificate of Incorporation, as amended (the "Certificate").

     On or about April 16, 1996, this Proxy Statement and the accompanying form of proxy will be mailed to each stockholder of record as of the close of business on April 4, 1996.

                                    VOTING

     Only stockholders of record at the close of business on April 4, 1996 (the "Record Date") are entitled to vote at the Meeting. As of the Record Date, Fuqua had outstanding and entitled to vote 4,478,347 shares of its common stock, par value $2.50 per share ("Common Stock"), each share of which is entitled to one vote on the proposal at the Meeting.

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. In counting the votes to determine whether a quorum exists at the meeting, the proposal receiving the greatest number of all votes cast "for" or "against", as well as any abstentions (including instructions to withhold authority to vote) and any broker non-votes (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others), will be used.

     In voting with regard to the proposal to elect directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. In accordance with Delaware law (under which Fuqua is organized) and Fuqua's Certificate, directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. As a result, votes that are withheld and any broker non-votes will have no effect on the outcome of the election of directors.

     In voting with regard to the proposals to adopt the 1995 Long-Term Incentive Plan and the 1995 Stock Option Plan for Outside Directors, stockholders may vote in favor of each such proposal, against each such proposal or abstain from voting. Each such plan is being submitted to the stockholders to obtain the qualification of such plans under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, (the"Exchange Act"). Approval of each such plan requires, under Delaware law, the affirmative vote of the holders of a majority of the shares of Common Stock present at the Meeting or represented by proxy and entitled to vote. For such purpose, abstentions are counted for purposes of calculating shares entitled to vote and thus have the effect of "no" votes, while broker non-votes are not counted as shares entitled to vote and have no effect.

     In voting with regard to the proposal to amend and restate the Certificate, stockholders may vote in favor of such proposal, against such proposal or abstain from voting. Under Delaware law, the amendment of the Certificate requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Accordingly, abstentions and broker non-votes will have the effect of a "no" vote on the proposal to amend and restate the Certificate.

                      PROPOSAL 1 - ELECTION OF DIRECTORS

     At the Meeting, nine directors will be elected to hold office for a term of one year or until their successors are elected and qualified. Unless contrary instructions are given, the proxies given pursuant to this solicitation will be voted for the nine nominees listed herein. If for any reason a nominee is unable to serve, the proxies may substitute a nominee proposed by the Board of Directors of Fuqua.

NOMINEES

     The names of the nominees, together with certain information furnished by them, are as follows:

     J. B. FUQUA, age 77, has been Chairman of the Board of Fuqua since April 1989 and is a member of the Executive Committee. From March 1989 to March 1991, he served as Senior Chairman of Fuqua Industries, Inc., a diversified company; prior to that he was the Chairman of the Board and Chief Executive Officer of Fuqua Industries, Inc. from September 1965 to March 1989.

     J. REX FUQUA, age 46, has been Vice Chairman of the Board of Fuqua since August 1, 1995, has served as a director of Fuqua since April 1989 and is a member of the Executive Committee. Since 1985, he has been President and Chief Executive Officer of Realan Capital Corporation, a privately-held investment corporation headquartered in Atlanta, Georgia. He also serves as President of Fuqua Capital Corporation, a privately-held investment management corporation owned by J. Rex Fuqua and J. B. Fuqua. He is the son of J. B. Fuqua, Chairman of the Board of Fuqua.

     W. CLAY HAMNER, age 50, has been a director of Fuqua since April 1989 and is a member of the Audit and Stock Option Committees. Since 1986, he has been President and Chief Executive Officer of Montrose Capital Corporation, a privately-held investment corporation headquartered in Durham, North Carolina. Montrose Capital Corporation and its affiliates invest in special equity situations, venture capital and real estate. He is also a director of Wendy's International, Inc., a fast food chain, and Interstate/Johnson Lane Corporation, a regional investment banker based in Charlotte, North Carolina.

     FRANK W. HULSE IV, age 48, has been a director of Fuqua since April 1994 and is a member of the Audit and Stock Option Committees. Since February 1983, he has been a principal in River Capital, Inc., a privately-held investment corporation located in Atlanta, Georgia, which acquires operating companies throughout the South.

     LAWRENCE P. KLAMON, age 59, has been President and Chief Executive Officer of Fuqua since August 1, 1995, and a director of Fuqua since July 1995. He is also a member of the Executive Committee. From 1991 to July 1995, he was Senior Counsel of Alston & Bird, a prominent Atlanta law firm. From 1967 to 1991, he was associated with Fuqua Industries, Inc., a diversified company, rising from General Counsel to President and Chief Executive Officer. He also served as a director of Fuqua Industries, Inc. from 1979 to 1991.

     RICHARD C. LAROCHELLE, age 50, has been a director of Fuqua since January 1992. He has been Chief Executive Officer of Fuqua's wholly-owned subsidiary, Irving Tanning Company ("Irving"), a manufacturer of leather located in Hartland, Maine, since January 1992, and President of Irving since August 1982. He has also served as President of Fuqua's wholly-owned subsidiary, Kroy Tanning Company, Incorporated ("Kroy"), a manufacturer of lambskin located in East Wilton, Maine, from May 1984 until May 1988, and since January 1992 has served as Chairman of the Board of Kroy.

     GENE J. MINOTTO, age 62, has been a director of Fuqua since November 1995. He has been President and Chief Executive Officer of Fuqua's wholly-owned subsidiary, Basic American Medical Products, Inc. ("Basic"), a manufacturer and distributor of beds, furniture, equipment and patient aids for the long-term care, home care and acute care markets, since 1976.

     CLARK L. REED, JR., age 54, has been a director of Fuqua since October 1990 and is a member of the Stock Option Committee. Since July 1994, he has served as Vice Chairman of the Board of United American Bank, Memphis, Tennessee. From November 1993 to July 1994, he was a private investor. From July 1982 to November 1993, he served as President and Chief Executive Officer of Synovus Securities, Inc. ("Synovus Securities"), a full service brokerage firm located in Columbus, Georgia and an affiliate of Synovus Financial Corp., a regional investment banker. See "Other Matters" regarding Mr. Reed's involvement in certain legal matters.

     D. RAYMOND RIDDLE, age 62, has been a director of Fuqua since May 1993 and is a member of the Audit Committee. On January 31, 1996, he retired as Chairman of the Board from National Service Industries, Inc. ("National"), a diversified holding company located in Atlanta, Georgia. From September 1994 to January 1996, he served as Chairman of the Board of National and prior to that, from January 1993 to September 1994, he served as President and Chief Executive Officer and a member of the Board of Directors of National. From 1987 to January 1993 he served as President and Chief Executive Officer and a director of Wachovia Corporation of Georgia and its lead bank, Wachovia Bank of Georgia, N.A., subsidiaries of Wachovia Corp., a regional bank holding company. He is also a director of Atlanta Gas Light Company, a gas utility distributor, Atlantic American Corporation, an insurance holding company, and Equifax, Inc., an information service company. All three companies are located in Atlanta, Georgia.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH ABOVE.

INFORMATION CONCERNING THE BOARD AND ITS COMMITTEES

     During the year ended December 31, 1995, the Board of Directors held five meetings and took two actions by unanimous written consent. All directors attended 75% or more of the combined total of the Board of Directors meetings and of the committee meetings on which they served.

     The Board of Directors has an Audit Committee, Executive Committee and a Stock Option Committee. The Board has no Compensation Committee or Nominating Committee.

     The Audit Committee (a) recommends independent public accountants to act as auditors, (b) considers the scope and preparation of the audit and (c) considers other matters relating to the audit and financial statements. The Audit Committee is composed of Messrs. W. Clay Hamner, Frank W. Hulse IV and D. Raymond Riddle. The Audit Committee held one meeting during 1995.

     The Executive Committee, which is composed of Messrs. J. B. Fuqua, J. Rex Fuqua and Lawrence P. Klamon, may exercise all of the powers of the Board of Directors in the management of the business and affairs of Fuqua. All actions taken by the Executive Committee are reported to and ratified by the Board of Directors at its next meeting following such action. During 1995, the Executive Committee did not hold any meetings, but took 15 actions by unanimous written consent, all of which were subsequently ratified by the Board of Directors.

     The Stock Option Committee administers the 1989 and 1992 Stock Option Plans, will administer the 1995 Long-Term Incentive Plan, if approved, and is authorized, on behalf of Fuqua, to grant stock options under such plans. The Stock Option Committee is composed of Messrs. W. Clay Hamner, Frank W. Hulse IV and Clark L. Reed, Jr. The Stock Option Committee did not hold any meetings in 1995, but took three actions by unanimous written consent, all of which were subsequently ratified by the Board of Directors.

FEES FOR DIRECTORS

     Directors of Fuqua who are not executive officers of Fuqua receive an annual director's fee of $12,000. Directors who are members of the Audit or Stock Option Committees receive an additional fee of $3,000 per annum for each committee on which they serve. See the third paragraph under "Transactions with Management" for additional information regarding compensation of Fuqua's directors, which information is incorporated herein by reference. Additionally, each of Fuqua's outside directors receives on an annual basis an option to purchase 1,000 shares of Common Stock under the 1995 Stock Option Plan for Outside Directors, subject to the approval of such plan by the stockholders at the Meeting. See "Proposal 3 - 1995 Stock Option Plan for Outside Directors", which is incorporated herein by reference.

                           OWNERSHIP OF COMMON STOCK

COMMON STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

     Fuqua's directors, nominees and executive officers named in the Summary Compensation Table (and all present directors and executive officers as a group) have beneficial ownership of the number of shares of Common Stock indicated in the following table and its footnotes. Unless otherwise indicated in the footnotes, each such individual has sole voting and investment power with respect to the shares set forth in the table.

         OWNERSHIP OF COMMON STOCK BY DIRECTORS AND EXECUTIVE OFFICERS


                                                                                COMMON STOCK
                                                                            BENEFICIALLY OWNED AS             PERCENT OF
                      NAME AND ADDRESS/(1) AND (7)/                           OF APRIL 4, 1996                  CLASS
===============================================================================================================================
J. B. Fuqua/(2)/                                                              1,129,615                         25.22%
J. Rex Fuqua/(3)/                                                               745,840                         16.65%
W. Clay Hamner/(5)/                                                               2,272                              *
Frank W. Hulse IV/(5)/                                                            6,000                              *
John J. Huntz, Jr./(4)/                                                           3,100                              *
Lawrence P. Klamon/(4)/                                                         126,000                          2.73%
Richard C. Larochelle/(4)/                                                       24,200                              *
Gene J. Minotto                                                                 600,000                         12.99%
Brady W. Mullinax, Jr./(4)/                                                       3,000                              *
Samuel W. Norwood III/(6)/                                                        7,764                              *
Clark L. Reed, Jr./(5)/                                                           3,000                              *
D. Raymond Riddle/(5)/                                                            4,000                              *

All present Directors and Executive Officers as a Group, including those      2,219,093                         48.07%
named above (12 persons)
- ----------------------------------------------------------------------------------------------------------------------------

* Less than 1% of class.
================================================================================

(1) Each person listed has an address in care of Fuqua, One Atlantic Center, Suite 5000, 1201 W. Peachtree Street, NW, Atlanta, Georgia 30309.

(2) Of the shares shown for J. B. Fuqua, 321,685 shares are held by two trusts for the benefit of grandchildren of Mr. Fuqua (who are children of J. Rex Fuqua) of which J. B. Fuqua is the trustee; and 69,698 shares are held by The J. B. Fuqua Foundation, Inc., a charitable corporation of which J. B. Fuqua is a director and officer. J. B. Fuqua has shared voting and investment power with respect to the shares held by such foundation.
     J. B. Fuqua also shares voting and investment power with J. Rex Fuqua with respect to 366,000 shares held by Fuqua Holdings I, L.P., (the "Partnership"), as a result of his status as an officer and director of Fuqua Holdings, Inc. ("Holdings"), the general partner of the Partnership. The shares are not duplicated in the percentage calculations for officers and directors as a group.

(3) Of the shares shown for J. Rex Fuqua, he shares voting and investment power with J. B. Fuqua with respect to 366,000 shares held by the Partnership as a result of his status as an officer and director of Holdings, the general partner of the Partnership. Also, 69,698 shares are held by The J. B.
     Fuqua Foundation, Inc. of which he is a director and officer. He has shared voting and investment power with respect to the shares owned by such foundation. The shares are not duplicated in the percentage calculations for officers and directors as a group.

(4) The number of shares shown for Messrs. Huntz, Klamon, Larochelle and Mullinax includes 2,000 shares, 125,000 shares, 4,000 shares and 3,000 shares, respectively, which are issuable upon exercise of presently exercisable stock options, and the number of shares shown for directors and executive officers as a group includes an aggregate of 138,000 shares which are issuable upon exercise of options which are presently exercisable or which become exercisable within the next 60 days.

(5) The number of shares shown for Messrs. Hamner, Hulse, Reed and Riddle includes 1,000 shares, respectively, which are issuable upon exercise of presently exercisable stock options granted pursuant to the 1995 Stock Option Plan for Outside Directors, subject to the approval of the stockholders at the Meeting.

(6) Mr. Norwood resigned as a Director, President and Chief Executive Officer of Fuqua on July 31, 1995.

(7) Under the securities laws of the United States, Fuqua's directors and executive officers, and any persons holding more than 10 percent of Fuqua's Common Stock, are required to report their ownership of Fuqua's Common Stock and any changes in that ownership, on a timely basis, to the Securities and Exchange Commission. Based on material provided to Fuqua, all such required reports were filed on a timely basis in 1995.

OWNERSHIP OF COMMON STOCK BY CERTAIN HOLDERS

     The following table sets forth the name and address of each person (other than those persons listed in the table appearing under "--Common Stock Owned by Directors and Executive Officers") known to Fuqua to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock, the number of shares beneficially owned and the percent of Common Stock held by such investor.

                 OWNERSHIP OF COMMON STOCK BY CERTAIN HOLDERS

     ================================================================
                                    COMMON STOCK            PERCENT
     NAME AND ADDRESS            BENEFICIALLY OWNED         OF CLASS
     ----------------------------------------------------------------
     Fuqua Holdings--I, L.P.(1)        366,000                8.17%
     One Atlantic Center
     Suite 5000
     1201 West Peachtree Street, NW
     Atlanta, Georgia 30309

     Marvin Schwartz(2)                242,600                5.46%
     c/o Neuberger & Berman
     11 Broadway
     New York, New York 10004
     ================================================================

     (1) Fuqua Holdings, Inc., the general partner of Fuqua Holdings--I, L.P. (the "Partnership"), may also be deemed to own-beneficially (through the power of its sole directors, officers and shareholders, J.B. Fuqua and J. Rex Fuqua, to direct the voting and disposition thereof) the 366,000 shares of Common Stock shown as beneficially owned by the Partnership. See "--Common Stock Owned by Directors and Executive Officers" for information regarding the beneficial ownership of such shares of Common Stock by J.B. Fuqua and J. Rex Fuqua.

     (2) Information with respect to Marvin Schwartz, a general partner of Neuberger & Berman, a limited partnership organized under the laws of New York, has been obtained from a Schedule 13D filed on behalf of Mr. Schwartz on February 13, 1996. The schedule reports Mr. Schwartz has sole voting power over 74,900 shares and shared dispositive power over 167,700 shares of the total shares listed above.




     -----------------------------------------------------------------

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

       The following table sets forth all cash compensation paid or accrued by Fuqua to the Chairman of the Board, the Vice Chairman, the current Chief Executive Officer, the former Chief Executive Officer and two other executive officers of Fuqua as well as the total compensation paid to each individual in the last three years.

                           SUMMARY COMPENSATION TABLE

==============================================================================================================================
                                                                          LONG TERM COMPENSATION
                                                                     --------------------------------------
                                          ANNUAL COMPENSATION                   AWARDS           PAYOUTS
                                    -----------------------------------------------------------------------
          (A)                 (B)      (C)        (D)         (E)          (F)            (G)      (H)           (I)
                                                             OTHER                                               All
                                                            ANNUAL      RESTRICTED                              Other
         NAME &                                             COMPEN-       STOCK        OPTIONS/    LTIP        Compen-
       PRINCIPAL                      SALARY     BONUS      SATION       AWARD(S)        SARS    Payouts        sation
        POSITION              YEAR     ($)        ($)      ($)/(1)/        ($)            (#)      ($)           ($)
=============================================================================================================================
J. B. Fuqua, Chairman of      1995     108,333               72,000                                             7,953/(2)/
the Board                     1994     150,000               72,000                                             8,135/(2)/
                              1993     150,000               72,000

J. Rex Fuqua, Vice/(3)/       1995      66,667               12,000                                             7,600/(4)/
Chairman of the Board         1994                           12,000                                            12,000/(4)/
                              1993                           12,000                                            12,000/(4)/

Lawrence P. Klamon/(5)/       1995     116,667    50,000                                125,000                 4,008/(6)/
Director, President and       1994
Chief Executive Officer       1993

Samuel W. Norwood III/(7)/    1995     200,000               12,000                                            868,814/(8)/
(former Director,President    1994     200,000    50,000     12,000                                             1,998/(8)/
and Chief Executive           1993     180,000   100,000     12,000                                             4,392/(8)/
Officer)

John J. Huntz, Jr./(9)/       1995     172,500    57,000                                 15,000                 1,262/(6)/
Executive Vice President      1994     137,500    10,000                                 10,000                 1,268/(6)/
& Chief Operating Officer     1993

Brady W. Mullinax, Jr./(9)/   1995     166,250    52,500                                 10,000                 1,118/(6)/
Vice President-Finance,       1994     154,500    10,000                                 10,000                 1,874/(6)/
Treasurer & Chief             1993
Financial Officer
=============================================================================================================================


(1)  See "Transactions with Management".
(2) Includes use of automobile provided by American Southern Insurance Company, a former subsidiary, and amounts reimbursed for spouse travel.
(3) Mr. J. Rex Fuqua's employment began August 1, 1995 at an annual salary of $160,000.
(4)  Consists of director's fee and amounts reimbursed for spouse travel.
(5) Mr. Klamon's employment began August 1, 1995 at an annual salary of $280,000.
(6) Consists of life insurance premiums paid by Fuqua and amounts reimbursed for spouse travel.
(7) Mr. Norwood resigned as a Director, President and Chief Executive Officer on July 31, 1995. He received his salary from Fuqua and director's fee from American Southern through January 15, 1996.
(8) Consists of life insurance premiums paid by Fuqua and compensation received from stock options exercised.
(9) Mr. Huntz's and Mr. Mullinax's employment began February 1, 1994 and March 30, 1994, respectively, at an annual salary rate of $150,000. For the three month period prior to March 30, 1994, Mr. Mullinax received $42,000 for his services as a consultant to Fuqua.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     In 1995, the Stock Option Committee granted options totaling 250,000 shares of Common Stock under Fuqua's 1992 Stock Option Plan, of which 150,000 shares were granted to executive officers. The following table contains information concerning the grant of stock options in 1995 to the executive officers named in the Summary Compensation Table:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

===============================================================================================================================
                                    INDIVIDUAL GRANTS                                           POTENTIAL REALIZABLE VALUE
                                                                                                  AT ASSUMED ANNUAL RATES
- --------------------------------------------------------------------------------------------
                                                %                  EXERCISE                     OF STOCK PRICE APPRECIATION
                      OPTIONS/SARS    OF TOTAL OPTIONS/SARS           OR                            FOR OPTION TERM/(2)/
                                                                                               --------------------------------
                         GRANTED     GRANTED TO EMPLOYEES IN      BASE PRICE     EXPIRATION
       NAME                (#)             FISCAL YEAR          ($/SHARE)/(1)/      DATE             5% ($)       10% ($)
        (A)                (B)                 (C)                   (D)             (E)               (F)          (G)
- -------------------------------------------------------------------------------------------------------------------------------
Lawrence P.
Klamon                   125,000             83.33%                 20.50          7-20-05          1,223,375    4,083,750

John J. Huntz, Jr.       15,000              10.00%                 20.50          7-20-01           104,580      237,300

Brady W.                 10,000               6.67%                 20.50          7-20-01           69,720       158,200
Mullinax, Jr.
===============================================================================================================================

(1) The option holder has the right to pay the exercise price by delivering previously acquired shares of Fuqua's Common Stock, and to have shares withheld to satisfy withholding requirements in connection with the exercise of options. Options are non-transferrable other than by will or the laws of descent and distribution.

(2) The Potential Realizable Value set forth in the table is mandated by the rules of the Securities and Exchange Commission. Fuqua does not assure that these rates of appreciation will be achieved over the terms of the options. However, any appreciation achieved will benefit all Fuqua stockholders.


OPTION/SAR EXERCISES IN LAST FISCAL YEAR

     The following table sets forth information in regard to the executive officers named in the Summary Compensation Table with respect to option exercises during 1995 and fiscal year end option values:

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                      FISCAL YEAR-END OPTIONS/SAR VALUES

====================================================================================================
          (A)                (B)          (C)              (D)                         (E)
                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED
                                                       OPTIONS/SARS               IN-THE-MONEY
                           SHARES                   AT FISCAL YEAR-END           OPTIONS/SARS AT
                          ACQUIRED                         (#)                FISCAL YEAR-END ($)*
                             ON          VALUE           -------                      -----
                          EXERCISE     REALIZED        EXERCISABLE/               EXERCISABLE/
          NAME              (#)           ($)         UNEXERCISABLE               UNEXERCISABLE
- ----------------------------------------------------------------------------------------------------
J. B. Fuqua                  -             -             -                           -
J. Rex Fuqua                 -             -             -                           -
Lawrence P. Klamon           -             -        125,000       E                  -        E
                                                          -       U                  -        U
Samuel W. Norwood III      60,500      $867,950           -       E                  -        E
                                                          -       U                  -        U
John J. Huntz, Jr.           -             -          2,000       E                  -        E
                                                     23,000       U                  -        U
Brady W. Mullinax, Jr.       -             -          3,000       E                  -        E
                                                     17,000       U                  -        U
===================================================================================================

* Values are calculated by subtracting the exercise price from the fair market value of the stock at year end.

LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

     A Long-Term Incentive Plan was adopted by the Board of Directors in 1995, and is subject to approval by the stockholders at the Meeting. On March 5, 1996, the Stock Option Committee granted options to purchase 116,500 shares of Common Stock under the 1995 Long-Term Incentive Plan, which is subject to the approval of the stockholders at the Meeting. See "Proposal 2 - 1995 Long-Term Incentive Plan", which information is incorporated herein by reference.

COMPENSATION COMMITTEE AND INTERLOCKS AND INSIDER PARTICIPATION

     Fuqua does not have a Compensation Committee of the Board of Directors. The Board of Directors establishes the compensation of the Chairman of the Board, the Vice Chairman, and the President and Chief Executive Officer, after considering the recommendations of the Executive Committee of the Board of Directors. The Chairman, the Vice Chairman, and the President and Chief Executive Officer, acting jointly, make decisions regarding the compensation of other executive officers of Fuqua, which is approved by the Executive Committee and ratified by the Board of Directors. During the last fiscal year, J. B. Fuqua, J. Rex Fuqua, Lawrence P. Klamon, Samuel W. Norwood III (who resigned as President and Chief Executive Officer of Fuqua on July 31, 1995), Richard C. Larochelle and Roy S. Thompson, Jr. (who resigned as a Director of Fuqua on December 31, 1995 when American Southern was sold), each of whom was a director and an officer of either Fuqua or one of its subsidiaries, participated in deliberations of the Board of Directors concerning executive officer compensation. Stock options are granted by the Stock Option Committee based upon recommendations of the Executive Committee and are ratified by the Board of Directors.

     See also the first three paragraphs under "Transactions with Management", which information is incorporated herein by reference.

REPORT ON EXECUTIVE COMPENSATION

     The following report is not subject to incorporation by reference in any filings heretofore or hereafter made by Fuqua under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

     Executive Compensation Policy: Fuqua's overall compensation policy is to attract, retain and motivate highly qualified executives through a combination of salary, bonus, stock options and benefits that are competitive in the executive market, commensurate with the challenges and responsibilities of the individual employee and oriented to reward achievement in the development and defense of rising corporate financial value and other operational and strategic objectives of the corporation. Fuqua's policy is to provide a relatively stable base salary and highly variable bonuses related to achievement of objectives. Additionally, Fuqua provides stock options, generally with vesting over three to five years, with an exercise price equal to the market price of Fuqua Common Stock on the date of grant. Such options are granted for the purposes of aligning executive motivation with the assumed objectives of the investors (high return on investment through increasing market value of the Common Stock), retaining successful executives for long term commitment, and permitting executives to share meaningfully in the value that they create for all stockholders.

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to Fuqua's chief executive officer or any of the four most highly compensated executive officers. Certain performance-based compensation, however, is specifically exempt from the deduction limit. Fuqua does not have a policy that requires or encourages the Board of Directors to limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code. If executive compensation should ever approach the deduction limit, the Board of Directors will consider various alternatives for preserving the deductibility of compensation payments and benefits to the extent reasonably practical and to the extent consistent with its other compensation objectives. The 1995 Long-Term Incentive Plan described under "Proposal 2 - 1995 Long-Term Incentive Plan" is designed in such a manner that options granted thereunder at or above fair market value will not count against the $1 million compensation limit prescribed by Section 162(m).

     Compensation of the Chief Executive Officer: Samuel W. Norwood III resigned as President and Chief Executive Officer and a Director on July 31, 1995, but remained on the payroll of Fuqua until January 15, 1996. Mr. Norwood exercised his option for 59,500 shares and sold 41,100 shares of Common Stock to various officers and directors of Fuqua. Mr. Norwood did not receive a bonus for the year ended December 31, 1995. Lawrence P. Klamon became the Chief Executive officer of Fuqua on August 1, 1995. His base salary on an annual basis was $280,000 and his bonus for 1995 was $50,000. Mr. Klamon was granted an option for 125,000 shares which became exercisable at the time of grant. The Board of Directors, after considering recommendations of the Executive Committee, established Mr. Klamon's compensation package based on their assessment of the current market and the compensation for an executive of his level of experience and expertise.

                          BY THE BOARD OF DIRECTORS:

          J. B. Fuqua                               Richard C. Larochelle
          J. Rex Fuqua                              Gene J. Minotto
          W. Clay Hamner                            Clark L. Reed, Jr.
          Frank W. Hulse IV                         D. Raymond Riddle
          Lawrence P. Klamon

TRANSACTIONS WITH MANAGEMENT

     Pursuant to a Management Agreement ("Agreement") between Fuqua and Fuqua Capital Corporation ("Capital"), a Georgia corporation, dated as of April 10, 1989, as amended, Capital provides certain administrative, investment and other management services to Fuqua and its subsidiaries and receives compensation for its services. In September 1994, Fuqua amended the Agreement with Capital to extend services through June 1, 2000 for a management fee of $360,000 for each year of the noncancellable term. During 1995, Capital received aggregate payments of $360,000 under the Agreement. Messrs. J. B. Fuqua and J. Rex Fuqua are the sole shareholders of Capital.

     In October 1994, Fuqua amended its lease for corporate office space to extend the term for five years. Concurrently, Fuqua entered into a new sublease with a similar five year term with Capital for the portion of space which Capital uses. The sublease provides that if Fuqua moves out of the space it shares with Capital, or there is a change in control of Fuqua, Capital has the option of taking over the office space now occupied by Fuqua at terms favorable to Capital.

     Messrs. J. Rex Fuqua, Norwood and Reed, each of whom were directors in 1995 of Fuqua's subsidiary, American Southern, received $12,000 for serving on its Board of Directors during 1995. In addition, J. B. Fuqua, also a director of American Southern, did not receive a director's fee, but received $72,000 for services as a management and investment consultant and $7,853 for use of an automobile provided by American Southern during 1995. These amounts are included in Column "e" and "i" of the Summary Compensation Table, with the exception of amounts paid to Mr. Reed.

     On November 8, 1995, Fuqua acquired Basic American Medical Products, Inc. ("Basic"), a privately-held corporation with its principal office located in Atlanta, Georgia. Mr. Gene J. Minotto, now a director of Fuqua, is the President and was the majority shareholder of Basic. As part of the purchase price, Mr. Minotto received $1,329,980 in cash and 600,000 shares of Fuqua's Common Stock. The shares are not registered under the Securities Act. Under the terms of the acquisition, there are demand and "piggyback" registration rights with respect to these shares. On November 17, 1995, Mr. Minotto was granted an option to purchase 100,000 shares of Common Stock exercisable over a four year period. Additionally, on November 15, 1995, Fuqua replaced Mr. Minotto as guarantor under the Unconditional Guarantee of Performance in favor of Super Sagless, Inc. Mr. Minotto's guarantee, which was limited to $1,400,000 arose in connection with Basic's previous acquisition of SSC Medical, and Fuqua's guarantee is also limited to $1,400,000.

                              COMPANY PERFORMANCE

     The following line graph compares Fuqua's cumulative stockholder returns on an indexed basis with the S&P 500 Stock Index, the Ibbotson Small Company Index and the Russell 2000 Index assuming reinvestment of dividends during the five year period ended December 31, 1995.


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN



                   [GRAPH OF FUQUA ENTERPRISES APPEARS HERE]


==============================================================================

                                1990    1991    1992    1993    1994    1995
==============================================================================

Fuqua Enterprises, Inc.         100     107     182     244     230     210
- ------------------------------------------------------------------------------

Standard & Poor's 500 Index     100     130     140     155     157     216
- ------------------------------------------------------------------------------

Ibbotson Small Company Index    100     146     178     216     223     300
- ------------------------------------------------------------------------------

Russell 2000 Index              100     146     173     209     205     263
==============================================================================


     The stock performance graph above assumes that $100 was invested on December 31, 1990 in each of Fuqua, the S&P 500 Index, the Ibbotson Small Company Index and the Russell 2000 Index. The S&P 500 Index represents the changing value of the companies participating in the S&P 500 Index. The Ibbotson Small Company Index represents the changing value of the smallest one-fifth of companies traded on the New York Stock Exchange, where Fuqua's stock is traded. The Russell 2000 Index represents the changing value of 2,000 public companies that are smaller than the 1,000 largest. Fuqua is included in both the Russell 2,000 Index and the Ibbotson Small Company Index.

                  PROPOSAL 2 - 1995 LONG-TERM INCENTIVE PLAN

     On November 14, 1995, the Board of Directors adopted, subject to stockholder approval at the Meeting, the 1995 Long-Term Incentive Plan (the "Incentive Plan"). If approved by the stockholders, the Incentive Plan will be effective as of June 1, 1996.

     A summary of the more important provisions of the Incentive Plan is set forth below. This summary does not purport to be complete, and reference is made to the full text of the Incentive Plan, which is attached hereto as Exhibit A.

1.  GENERAL

     The purpose of the Incentive Plan is to promote the success, and enhance the value, of Fuqua by linking the personal interests of key employees to those of the stockholders, and by providing key employees with an incentive for outstanding performance. The Incentive Plan is further intended to provide flexibility to Fuqua in its ability to motivate, attract, and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

     The Incentive Plan authorizes the granting of awards ("Awards") to key employees of Fuqua or its subsidiaries in the following forms: (i) options to purchase shares of Common Stock ("Options"), (ii) stock appreciation rights ("SARs"); (iii) performance shares ("Performance Shares"); (iv) restricted stock ("Restricted Stock"); (v) dividend equivalent rights ("Dividend Equivalents"); and (vi) other stock-based awards. As of the Record Date, there were approximately 100 persons eligible to participate in the Incentive Plan.

     Subject to adjustment as provided in the Incentive Plan, the aggregate number of shares of Common Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a SAR or Performance Share Award) is 300,000. The maximum number of shares of stock with respect to one or more Awards that may be granted to any one participant over the term of the Incentive Plan is 150,000.

2.  ADMINISTRATION

     The Incentive Plan will be administered by the Stock Option Committee of the Board of Directors (the "Committee"). The Committee has the exclusive power, authority and discretion to designate participants; determine the type or types of Awards to be granted to each participant; determine the number of Awards to be granted and the number of shares of stock to which an Award will relate; determine the terms and conditions of any Award granted under the Incentive Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines; determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Common Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered; prescribe the form of each agreement governing an Award ("Award Agreement"), which need not be identical for each participant; decide all other matters that must be determined in connection with an Award; establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Incentive Plan; and make all other decisions and determinations that may be required under the Incentive Plan or as the Committee deems necessary or advisable to administer the Incentive Plan.

3.  AWARDS

     Stock Options. The Committee is authorized to grant Options, which may be incentive stock options ("ISOs") or nonqualified stock options ("NSOs"), to participants. All Options will be evidenced by a written Award Agreement between Fuqua and the participant, which will include such provisions as may be specified by the Committee. The terms of any ISO must meet the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     Stock Appreciation Rights. The Committee may grant SARs to participants. Upon the exercise of a SAR, the participant has the right to receive the excess, if any, of: the fair market value of one share of Common Stock on the date of exercise, over the grant price of the SAR as determined by the Committee, which will not be less than the fair market value of one share of Common Stock on the date of grant in the case of any SAR related to an ISO. All awards of SARs will be evidenced by an Award Agreement, reflecting the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of the SAR, as determined by the Committee at the time of grant.

     Performance Shares. The Committee may grant Performance Shares to participants on such terms and conditions as may be selected by the Committee. The Committee will have the complete discretion to determine the number of Performance Shares granted to each participant and to set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the participant.

     Restricted Stock Awards. The Committee may make Awards of Restricted Stock to participants, which will be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends, if any, on the Restricted Stock).

     Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Common Stock subject to an Option Award or SAR Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Common Stock, or otherwise reinvested. No dividends have been paid on the Common Stock since October 1988.

     Other Stock-Based Awards. The Committee may, subject to limitations under applicable law, grant to participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Incentive Plan, including without limitation shares of Common Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, and Awards valued by reference to book value of shares of Common Stock or the value of securities of or the performance of specified subsidiaries of Fuqua. The Committee will determine the terms and conditions of any such Awards.

     Limitations on Transfer; Beneficiaries. No right or interest of a participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than Fuqua or a subsidiary, or shall be subject to any lien, obligation, or liability of such participant to any other party other than Fuqua or a subsidiary. No Award shall be assignable or transferable by a participant other than by will or the laws of descent and distribution or, except in the case of an ISO, pursuant to a qualified domestic relations order. However, a participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any Award upon the participant's death.

     Acceleration Upon Death or Disability. Upon the participant's death or disability, all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised will become fully exercisable and all restrictions on outstanding Awards will lapse. Any Options or SARs will then lapse in accordance with the other provisions of the Incentive Plan and the Award Agreement.

     Acceleration Upon Certain Events. In the event of (i) the commencement of a public tender offer for all or any portion of the Common Stock, (ii) a proposal to merge, consolidate or otherwise combine with another corporation is submitted to the stockholders of Fuqua for approval, or (iii) the Board approves any transaction or event that would constitute a change of control of Fuqua (as defined in the Incentive Plan), the Committee may in its sole discretion declare all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised to become fully exercisable, and/or all restrictions on all outstanding Awards to lapse, in each case as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such tender offer or other transaction or event.

4.  TERMINATION AND AMENDMENT

     With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Incentive Plan. However, without approval of the stockholders of Fuqua or other conditions as may be required by the Code, by the insider trading rules of Section 16 of the Exchange Act, or otherwise, no such termination, amendment, or modification may (i) increase the total number of shares of Common Stock that may be issued under the Incentive Plan, except for the case of stock dividends being issued; (ii) modify the eligibility requirements for participation in the Incentive Plan; or (iii) materially increase the benefits accruing to participants under the Incentive Plan. No termination, amendment, or modification of the Incentive Plan shall adversely affect any Award previously granted under the Incentive Plan, without the written consent of the participant.

5.  FEDERAL INCOME TAX EFFECTS

     Nonqualified Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either Fuqua or the participant upon the grant of an NSO. However, the participant will realize ordinary income on the exercise of an NSO in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such option over the exercise price, and Fuqua will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the Common Stock will constitute short- or long-term capital gain, depending on the participant's holding period.

     Incentive Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either Fuqua or the participant upon the grant of an ISO or the exercise thereof by the participant. If the participant holds the shares of Common Stock for the greater of two years after the date the Option was granted or one year after the acquisition of such shares of Common Stock (the "required holding period"), the difference between the aggregate option price and the amount realized upon disposition of the shares of Common Stock will constitute a long-term capital gain or loss, and Fuqua will not be entitled to a federal income tax deduction. If the shares of Common Stock are disposed of in a sale, exchange or other "disqualifying disposition" during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the Common Stock purchased at the time of exercise over the aggregate option price, and Fuqua will be entitled to a federal income tax deduction equal to such amount.

     SARs. Under present federal income tax regulations, a participant receiving a SAR will not recognize income, and Fuqua will not be allowed a tax deduction, at the time the Award is granted. When a participant exercises the SAR, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to Fuqua.

     Performance Shares. Under present federal income tax regulations, a participant receiving Performance Shares will not recognize income and Fuqua will not be allowed a tax deduction at the time the Award is granted. When a participant receives payment of Performance Shares, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to Fuqua.

     Restricted Stock. Under present federal income tax regulations, and unless the participant makes an election to accelerate recognition of the income to the date of grant, a participant receiving a Restricted Stock Award will not recognize income, and Fuqua will not be allowed a tax deduction, at the time the Award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock, and Fuqua will be entitled to a corresponding tax deduction at that time.

6.  BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

     On March 5, 1996, the Stock Option Committee granted options under the Incentive Plan to 38 officers and key personnel of Fuqua and its subsidiaries to purchase 121,000 shares of Common Stock over a period of 5 years at an exercise price of $21.25 per share, as indicated in the following table. Any additional awards to be granted in the future under the Incentive Plan will be made at the discretion of the Stock Option Committee and cannot be estimated at this time.

                               NEW PLAN BENEFITS

================================================================================================================================
                                                                                       1995 LONG-TERM INCENTIVE PLAN
                                                                       ---------------------------------------------------------

                       NAME AND POSITION                                     DOLLAR VALUE ($)         NUMBER OF OPTIONS/(2)/
================================================================================================================================
J. B. Fuqua, Chairman of the Board                                                (1)                                0
J. Rex Fuqua, Vice Chairman of the Board                                          (1)                                0
Lawrence P. Klamon, President & CEO                                               (1)                                0
Samuel W. Norwood III (former Director, President & CEO)/(3)/                     (1)                                0
John J. Huntz, Jr., Executive Vice President & COO                                (1)                            5,000
Brady W. Mullinax, Jr., Vice President-Finance, Treasurer &
CFO                                                                               (1)                            5,000
All Executive Officers, as a Group                                                (1)                           10,000
Non-Executive Directors, as a Group                                               (1)                                0
Non-Executive Officers, Employees, as a Group                                     (1)                          121,000

================================================================================================================================

(1) On a per share basis, this amount will be equal to the excess of the fair market value of the Common Stock on the date of exercise of the option over the fair market value of the Common Stock on the date of grant.

(2) Each option granted has an exercise price of $21.25, the fair market value of a share of Common Stock on the date of grant.

(3) Mr. Norwood resigned as a Director, President and Chief Executive Officer on July 31, 1995.

7.  ADDITIONAL INFORMATION

     The closing price of the Common Stock, as reported by the New York Stock Exchange on April 1, 1996, was $26.125.

8.  VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the meeting on this proposal will constitute approval of the Incentive Plan. If not so approved by the stockholders, the Incentive Plan will be null and void.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE INCENTIVE PLAN.

           PROPOSAL 3 - 1995 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

     On November 14, 1995, the Board of Directors adopted, subject to stockholder approval at the Meeting, the 1995 Stock Option Plan for Outside Directors (the "Directors Plan"). If approved by the stockholders, the Directors Plan will be effective as of June 1, 1996.

     A summary of the more important provisions of the Directors Plan is set forth below. This summary does not purport to be complete, and reference is made to the full text of the Directors Plan, which is attached hereto as Exhibit B.

1.  GENERAL

     All members of Fuqua's Board of Directors who are not employees of Fuqua ("Outside Directors") are participants in the Directors Plan. The purpose of the Directors Plan is to advance the interests of Fuqua by encouraging ownership of Common Stock by Outside Directors, thereby giving such directors an increased incentive to devote their efforts to the success of Fuqua.

     The shares subject to the Directors Plan will be authorized but unissued or reacquired shares of Common Stock. Subject to adjustment in accordance with the Directors Plan, the maximum number of shares of Common Stock for which options may be granted under the Directors Plan is 50,000.

2.  ADMINISTRATION

     Grants of options under the Directors Plan are automatic. The Directors Plan is intended to be a "formula plan" as recognized by Rule 16b-3 under the Exchange Act, and will be interpreted accordingly. The Stock Option Committee of the Board of Directors of Fuqua will have authority to interpret the Directors Plan and otherwise administer the Directors Plan in accordance with its terms.

3.  TERMS AND CONDITIONS OF OPTIONS

     Grant. On the date of approval of the Directors Plan by the Board of Directors, each Outside Director was granted an option to purchase 1,000 shares of Common Stock, subject to approval of the Directors Plan by Fuqua's stockholders at the Meeting. If the stockholders fail to approve the Directors Plan, the initial grant of options will be null and void and no further options will be granted under the Directors Plan. If the Directors Plan is approved by the stockholders, then each Outside Director who is serving in such capacity as of the day following the annual meeting of Fuqua's stockholders to be held in 1997 will be granted an option to purchase 1,000 shares of Common Stock, subject to adjustment as provided in the Directors Plan. As of the day following each subsequent annual meeting of stockholders, each Outside Director who is serving in such capacity as of such date will be granted an option to purchase 1,000 shares of Common Stock, subject to adjustment as provided in the Directors Plan. Appropriate pro-rata grants will be made if at any time there are insufficient shares under the Directors Plan to make the full scheduled grants.

     Option Terms. The option price for each option granted under the Directors Plan will be the fair market value of the shares of Common Stock subject to the option on the date of grant. The option price is payable in full upon the exercise of an option in cash, by check, in shares of Common Stock, or in any combination thereof.

     Each option granted under the Directors Plan will be immediately exercisable, in whole or in part, and will, to the extent not previously exercised, terminate and expire five years after the date of grant, unless earlier terminated as provided in the Directors Plan.

     No option will be assignable or transferable by the grantee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of the grantee, the option will be exercisable only by the grantee.

     The Directors Plan provides for appropriate adjustments in the options in the event of certain recapitalizations involving the Common Stock and for the assumption or substitution of the options by a surviving corporation in certain business combinations or reorganizations.

     Effect of Termination of Directorship or Death. Upon termination of any grantee's membership on the Board of Directors for any reason other than for cause or death, the options held by the grantee will terminate 90 days after termination of the grantee's membership on the Board or, if earlier, five years from the date of the grant. If the grantee exercises the options after termination of the grantee's service on the Board of Directors, the grantee may exercise the options only with respect to the shares that were otherwise exercisable on the date of such termination. If the grantee is terminated for cause, all options granted to such grantee will expire upon such termination. In the event of the death of a grantee, the grantee's personal representatives, heirs or legatees may exercise the options held by the grantee on the date of death, within one year after the grantee's death and in any event prior to five years from the date of the grant of such options.

4.  TERMINATION AND AMENDMENT

     The Directors Plan will terminate ten years after its effective date, but the Board of Directors may terminate the Directors Plan at any earlier time. The Board of Directors may amend the Directors Plan; provided, however, that without the approval of the stockholders, no such amendment may change the provisions of the Directors Plan in such a manner so as to increase materially the benefits accruing under the Directors Plan, materially increase the number of securities that may be issued under the Directors Plan, or materially modify the requirements as to eligibility for participation in the Directors Plan. Certain provisions of the Directors Plan may not be amended more than once every six months other than to comport with changes in applicable laws.

5.  FEDERAL INCOME TAX EFFECTS

     Under present federal income tax laws, there will be no federal income tax consequences to either Fuqua or the grantee upon the grant of options under the Directors Plan. However, the grantee will realize ordinary income on the exercise of an option in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such option over the exercise price, and Fuqua will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the grantee of the Common Stock will constitute short- or long-term capital gain, depending on the grantee's holding period.

6.  BENEFITS TO EXECUTIVE OFFICERS AND OTHERS

     Only Outside Directors of Fuqua are entitled to participate in the Directors Plan (currently Messrs. Hamner, Hulse, Reed and Riddle). The following table shows the benefits that will accrue under the Directors Plan, for each year that it is in effect, to the persons and groups indicated.

                               NEW PLAN BENEFITS

                                                           1995 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
                   NAME AND POSITION                  DOLLAR VALUE ($)              NO. OF OPTIONS/(2 & 3)/
          ============================================================================================================
          All Outside Directors, as a Group                (1)                             4,000
          All Executive Officers, as a Group               (1)                               0
          All Non-Executive Officers,
              Employees as a Group                         (1)                               0
          ============================================================================================================

          (1) On a per share basis, this amount will be equal to the excess of the fair market value of the Common Stock on the date of exercise of the option over the fair market value of the Common Stock on the date of grant.

          (2) Number of options to be granted in any one year while the Directors Plan is in effect, assuming there are four non-employee directors in such year.

          (3) Each option granted has an exercise price of $18.625, the fair market value of a share of Common Stock on the date of grant.

7.  ADDITIONAL INFORMATION

     The closing price of the Common Stock, as reported by the New York Stock Exchange on April 1, 1996, was $26.125.

8.  VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Meeting on this proposal will constitute approval of the Directors Plan. If not so approved by the stockholders, the Directors Plan will be null and void.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE DIRECTOR'S
                                     PLAN.

    PROPOSALS 4 THROUGH 9 - AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

     On April 9, 1996, the Board of Directors adopted, subject to stockholder approval at the Meeting, an amendment to the Corporation's Certificate, as heretofore amended (the "Certificate"), for the purpose, among others, of updating the preferred stock, indemnification and director exculpation provisions thereof and eliminating obsolete provisions. Current rules of the Securities and Exchange Commission require that each proposed amendment to the Certificate be separately voted upon by the stockholders, as described below under Proposals 4 through 9. Only those amendment proposals in Proposals 4 through 9 receiving the affirmative vote of the holders of a majority of the outstanding shares of Common Stock will be incorporated into the Amended and Restated Certificate of Incorporation (the "Certificate Amendment"). If and to the extent approved by the stockholders, the Certificate Amendment will be effective as of June 1, 1996, and the Certificate will be restated as of such date to reflect such approved amendments and all previous amendments since the Certificate was last restated in 1986.

     As described below in Proposal 5, the Board of Directors also approved coordinating changes to the Corporation's Bylaw indemnification provisions. Such Bylaw amendments are not themselves required to be approved by the stockholders, but, because they are designed to work in tandem with the proposed new indemnification provisions in the Certificate Amendment, they have been approved by the Board contingent upon the stockholders approving the Certificate amendment proposed under Proposal 5 below. A copy of Article VI of the Bylaws, as amended, is attached hereto as Exhibit C.

     A summary of the more important provisions of the proposed Certificate Amendment is set forth below in Proposals 4 through 9. This summary does not purport to be complete, and reference is made to the full text of the proposed Amended and Restated Certificate of Incorporation, which is attached hereto as Exhibit D.

PROPOSAL 4.  UPDATE OF PREFERRED STOCK AUTHORIZATION PROVISIONS

     Under the existing Certificate, the Board of Directors has the authority, without further stockholder approval, to issue preferred stock in one or more or series, with each such series to have such designations, preferences, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions providing for the issue of such series, subject to the limitations prescribed by law. Without limiting the Board's existing authority in this regard, or otherwise making substantive changes thereto, it is proposed that the Certificate be amended to generally update such provisions, by authorizing the Board to issue preferred stock in one or more or classes or series and to fix the dividend rights, dividend rate, liquidation preference, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and the number of shares constituting any such series, without any further action by the stockholders unless such action is required by applicable rules or regulations or by the terms of other outstanding classes or series of preferred stock. The Corporation has no preferred stock currently outstanding.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock on this proposal will constitute approval of the proposed amendment. If not so approved by the stockholders, the amendment proposed in this Proposal 4 will not be included in the Certificate Amendment.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 4.

PROPOSAL 5.  AMENDMENT TO THE INDEMNIFICATION PROVISIONS

     AMENDMENT: It is proposed that the indemnification provisions of the Certificate be amended to provide that each person who was or is made a party or is threatened to be made a party to or otherwise is involved in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (collectively, a "proceeding"), by reason of the fact that he is or was a director or officer of the Corporation or, being at the time a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, trustee, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan (collectively, "another enterprise"), shall be indemnified and held harmless by the Corporation to the fullest extent not prohibited by Section 145 (or any successor provision or provisions) of the General Corporation Law of the State of Delaware (the "DGCL") as it currently exists or may hereafter be amended (but, in the case of any amendment, with respect to alleged action or inaction occurring prior to such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior to such amendment) against all expense, liability, and loss (including attorneys' fees and expenses, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) reasonably incurred or suffered by such person in connection therewith. Except as may be provided by the Corporation's Bylaws or its Board of Directors, however, such indemnification would not extend to an indemnitee in connection with a proceeding (or portion thereof) initiated by such indemnitee (other than a cross claim, third party claim, or counterclaim) unless such proceeding (or portion thereof) was authorized by the Board of Directors.

     Under Section 145 of the DGCL as currently in effect, other than in actions brought by or in the right of the Corporation, such indemnification would apply if it was determined in the specific case that the proposed indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, if he had no reasonable cause to believe that his conduct was unlawful. In actions brought by or in the right of the Corporation, such indemnification would probably be limited to reasonable expenses (including attorneys' fees), and would apply if it were determined in the specific case that the proposed indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification may be made with respect to any claim, issue, or matter as to which such person is adjudged liable to the Corporation unless, and only to the extent that, the Court of Chancery or the court in which that action was brought determines upon application that, in view of all the circumstances of the case, the proposed indemnitee is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. To the extent that any director, officer, employee, or agent of the Corporation has been successful on the merits or otherwise in defense of any proceeding, he must be indemnified against reasonable expenses incurred by him in connection therewith.

     Under the proposed amended Certificate indemnification provisions and corresponding Bylaw amendments, the right of such directors and officers to indemnification would include the right to advancement by the Corporation of expenses incurred in defending any such proceeding in advance of its final disposition upon delivery to the Corporation of an undertaking to repay any amount so advanced if it is ultimately determined by final judicial decision that the proposed indemnitee is not entitled to be indemnified for such expenses.

     The proposed Certificate amendment would further provide that the Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the Corporation (or any person serving at the Corporation's request as a director, trustee, officer, employee, or agent of another enterprise), or to persons who are or were directors, officers, employees, or agents of any of the Corporation's affiliates, or predecessor or subsidiary corporations, or any corporation absorbed by the Corporation in a consolidation or merger, or who is or was serving at the request of such affiliate, predecessor, subsidiary or constituent corporation as a director, officer, employee, or agent of another enterprise, in each case as determined by the Board of Directors.

     EXISTING INDEMNIFICATION PROVISIONS. The Certificate's existing indemnification provisions have not been up-dated in ten years or more and do not reflect the current indemnification standards of the DGCL. For example, the existing Certificate sets forth a negligence standard for indemnitees, while the current standard of conduct prescribed in the DGCL is that the indemnitee have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, that he had no reasonable cause to believe that his conduct was unlawful. The DGCL specifies that the persons appropriate to make the determination whether a proposed indemnitee has met the standard of conduct include (i) the Board of Directors acting by majority vote of directors not a party to the proceeding, whether or not constituting a quorum, (ii) independent legal counsel, or (iii) the stockholders. The existing Certificate provisions do not follow this protocol; providing instead that the determination be made either (i) by order of the court having jurisdiction over the proceeding, (ii) by a majority of a quorum of the Board of Directors, other than interested directors, (iii) by holders of a majority of the outstanding voting stock of the Corporation, or (iv) by order of any court having jurisdiction over the Corporation.

     Both the existing Certificate and the proposed Certificate amendment provide for mandatory indemnification of officers and directors, provided they meet the applicable standard of conduct. The existing Certificate also requires mandatory indemnification of the Corporation's employees, while the proposed Certificate amendment would leave indemnification of non-officer employees to the discretion of the Board of Directors on a case by case basis.

     The existing Certificate provides that the Corporation, in its discretion, may advance to the indemnitee the expenses of defending any proceeding if it appears that indemnification would be appropriate, but requires the indemnitee to reimburse such advances if he ultimately becomes ineligible for indemnification. In contrast, the proposed Certificate amendment would require the Corporation to advance such expenses to officers and directors who give a written undertaking (as required by the amended Bylaws) to repay such advances if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under the Amended and Restated Certificate of Incorporation or otherwise.

     Finally, the existing Certificate provisions refer to the Corporation's Bylaws for procedures relating to the grant of indemnification. The existing Bylaws, however, contain stand-alone indemnification provisions that are inconsistent with the Certificate provisions. The Board of Directors has approved, subject to stockholder approval of the Certificate amendments proposed under this Proposal 5, coordinating amendments to the indemnification provisions of the Corporation's Bylaws which set forth procedures for the grant of indemnification and advancement of expenses in accordance with the above-described indemnification provisions of the proposed Certificate amendment. A copy of Article VI of the Bylaws, is attached hereto as Exhibit C.

     In summary, the Board of Directors believes that it is in the best interests of the Corporation and its stockholders to wholly modernize and revise both the Certificate indemnification provisions and the Bylaw indemnification provisions, as described above, so that they work together to provide adequate assurance to the Corporation's officers and directors that they will be appropriately indemnified and entitled to advancement of expenses within the confines of current Delaware law.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock on this proposal will constitute approval of the proposed amendment. If not so approved by the stockholders, the amendment proposed in this Proposal 5 will not be included in the Certificate Amendment.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 5.

PROPOSAL 6.  AMENDMENT TO THE DIRECTOR EXCULPATION PROVISIONS

     Article NINTH of the existing Certificate provides that no director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 (or any successor section) of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. The proposed amendment to the Certificate would add a sentence that provides that if the DGCL is later amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

     The stockholders approved the exculpation provision in the existing Certificate to provide the Corporation's directors with the maximum protection from personal liability made available by the DGCL. The proposed additional language is intended to assure such directors that they will be afforded all future protection from personal liability in their capacity as directors as may hereafter be available under the DGCL. The Board of Directors is not aware of any currently proposed amendments to the DGCL in this regard. It is believed that this provision will help the Corporation to attract and retain as directors the persons most qualified for those positions.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock on this proposal will constitute approval of the proposed amendment. If not so approved by the stockholders, the amendment proposed in this Proposal 6 will not be included in the Certificate Amendment.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 6.

PROPOSAL 7. ELIMINATION OF CERTAIN INTERESTED DIRECTOR AND OFFICER TRANSACTIONS PROVISIONS

     The Certificate is proposed to be amended by eliminating subparagraphs (4),
(5), and (6) of Article FIFTH of the Certificate which relate to the validity of contracts and transactions in which directors or officers of the Corporation could be said to have an interest. The Board of Directors believes that such provisions are unclear as to their enforceability and unnecessary in light of
Section 144 of the DGCL, which provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if (i) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors constitute less than a quorum, (ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders, or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the stockholders.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock on this proposal will constitute approval of the proposed amendment. If not so approved by the stockholders, the amendment proposed in this Proposal 7 will not be included in the Certificate Amendment.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 7.

PROPOSAL 8.  ELIMINATION OF PROVISION REGARDING RATIFICATION OF PRIOR ACTS

     The Certificate is proposed to be amended by eliminating subparagraph (7) of Article FIFTH of the Certificate which provides that any approval or ratification of the acts of officers or directors of the Corporation by a majority vote of the stockholders will be binding on every stockholder as though it had been approved or ratified by every stockholder. The Board of Directors believes that the enforceability of such provision is unclear under current Delaware law and should be eliminated.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock on this proposal will constitute approval of the proposed amendment. If not so approved by the stockholders, the amendment proposed in this Proposal 8 will not be included in the Certificate Amendment.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 8.

PROPOSAL 9.  HOUSE-KEEPING AMENDMENTS

     CONFIRMATION OF CORPORATE POWERS. The existing Certificate provides that the purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the DGCL. The Certificate is proposed to be amended to add an express confirmation that the Corporation shall have all powers that may now or hereafter be lawful for a corporation to exercise under the DGCL.

     SEVERABILITY PROVISION. The Certificate is proposed to be amended by adding a new Article IX, which provides that in the event any provision of the Amended and Restated Certificate of Incorporation is held to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the full extent permitted by law.

     ELIMINATION OF ARTICLE EIGHTH. The Certificate is further proposed to be amended by eliminating Article EIGHTH of the Certificate which requires a three-fourths stockholder vote to amend or repeal the provisions of Article FOURTH relating to cumulative voting rights. Since the cumulative voting provisions of Article FOURTH were eliminated in 1989 pursuant to appropriate stockholder vote, Article EIGHTH is now obsolete and would be eliminated.

     MISCELLANEOUS. Finally, the Certificate is proposed to be reformatted for ease of readability, by adding section headings and subheadings, and renumbering certain sections, subsections and cross-references.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock on this proposal will constitute approval of the proposed amendments. If not so approved by the stockholders, the amendments proposed in this Proposal 9 will not be included in the Certificate Amendment.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 9.

                       SELECTION OF INDEPENDENT AUDITORS

     Ernst & Young LLP, a firm of independent auditors, was engaged by Fuqua to examine its financial statements for 1995. The appointment of auditors is approved annually by the Board of Directors. The decision of the Board is based on the recommendation of the Audit Committee. Ernst & Young LLP has been appointed Fuqua's independent auditors for 1996. A representative of Ernst & Young LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he desires to do so. He will also be available to respond to appropriate questions from stockholders.

                     STOCKHOLDER PROPOSALS AT FUQUA'S NEXT
                        ANNUAL MEETING OF STOCKHOLDERS

     Stockholders of Fuqua who intend to submit proposals to Fuqua's stockholders at Fuqua's next annual meeting of stockholders must submit such proposals to Fuqua no later than December 18, 1996. Stockholder proposals should be submitted to Mildred H. Hutcheson, Corporate Secretary, Fuqua Enterprises, Inc., One Atlantic Center, Suite 5000, 1201 W. Peachtree Street, N.W., Atlanta, Georgia 30309. In order to be eligible to submit a proposal, a stockholder must at the time of submission of the proposal be the owner of record or beneficially of at least $1,000 in market value of securities entitled to be voted at the meeting and have held such securities for at least one year. In addition, such stockholder must continue to own securities in at least such amount through the date on which the next annual meeting is held.

                                 OTHER MATTERS

     In July 1994, the Securities and Exchange Commission (the "Commission") issued an order initiating an administrative proceeding against Clark L. Reed, Jr. and his former employer, Synovus Securities, Inc. ("Synovus"), alleging that from 1988 to 1991 certain of Mr. Reed's and Synovus's activities were in violation of the federal securities laws and Commission regulations. Specifically, the Commission claimed that Synovus and Mr. Reed, in his capacity as President of Synovus, engaged in activities in connection with municipal securities trades that resulted in customers of Synovus being deprived of the best price terms for their transactions. Without admitting or denying the Commission's allegations, Mr. Reed consented to the Commission's order, was barred from association with any broker, dealer, municipal securities dealer, investment adviser or investment company, with a right to reapply after 18 months, was fined $50,000 and was ordered to cease-and-desist from further violations.

     The cost of solicitation of proxies will be borne by Fuqua. In order to assure that more than the minimum of 50% of the outstanding shares required for a quorum are present in person or represented by proxies at the Meeting, proxy solicitation may also be made personally or by telephone or telegram by officers or employees of Fuqua, without added compensation. Fuqua will reimburse brokers, custodians and nominees for their expenses in sending proxies and proxy materials to beneficial owners.


FUQUA WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, ON THE WRITTEN REQUEST OF THE BENEFICIAL OWNER OF ANY SHARES OF ITS COMMON STOCK ON THE RECORD DATE, PROVIDED THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF COMMON STOCK OF FUQUA AS OF SUCH DATE. THE WRITTEN REQUEST SHOULD BE DIRECTED TO:
MILDRED H. HUTCHESON, CORPORATE SECRETARY, FUQUA ENTERPRISES, INC., ONE ATLANTIC CENTER, SUITE 5000, 1201 W. PEACHTREE STREET, N.W., ATLANTA, GEORGIA 30309.

                                                                       EXHIBIT A

                            FUQUA ENTERPRISES, INC.
                         1995 LONG-TERM INCENTIVE PLAN

                                   ARTICLE I
                                    PURPOSE

     1.1     General.  The purpose of the Fuqua Enterprises, Inc. 1995 Long-Term
             -------
Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Fuqua Enterprises, Inc. (the "Corporation"), by linking the personal interests of its key employees to those of Corporation stockholders and by providing its key employees with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract, and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of the Corporation's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected officers and key employees.

                                   ARTICLE 2
                                EFFECTIVE DATE

     2.1     Effective Date.  The Plan shall be effective as of the date upon
             --------------
which it shall be approved by the stockholders of the Corporation. The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Corporation present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Delaware General Corporation Law and the Corporation's Bylaws and Certificate of Incorporation. Any Awards granted under the Plan prior to stockholder approval are effective when made (unless the Committee specifies otherwise at the time of grant), but no Award may be exercised or settled and no restrictions relating to any Award may lapse before stockholder approval. If the stockholders fail to approve the Plan, any Award previously made shall be automatically canceled without any further act.

                                   ARTICLE 3
                                  DEFINITIONS

     3.1     Definitions.  When a word or phrase appears in this Plan with the
             -----------
initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

             (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

             (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

             (c)  "Board" means the Board of Directors of the Corporation.

             (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

             (e)  "Committee" means the committee of the Board described in
     Article 4.

             (f) "Corporation" means Fuqua Enterprises, Inc., a Delaware corporation.

             (g) "Disability" shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Corporation, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

             (h) "Dividend Equivalent" means a right granted to a Participant under Article 11 .

             (i) "Effective Date" has the meaning assigned such term in Section 2.1.

             (j) "Fair Market Value" means with respect to Stock or any other property, the fair market value of such Stock or other property determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock as of any date will be the average of the high and low price of a share of Stock traded on the New York Stock Exchange on such date, as reported in the composite transactions quoted in The Wall Street Journal or, if no shares were traded on such day, on the next preceding day on which shares were traded.

             (k) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

             (l) "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

             (m) "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

             (n) "Other Stock-Based Award" means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

             (o) "Participant" means a person who, as an officer or key employee of the Corporation or any Subsidiary, has been granted an Award under the Plan.

             (p) "Performance Share" means a right granted to a Participant under Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

             (q) "Plan" means the Fuqua Enterprises, Inc. 1995 Long-Term Incentive Plan, as amended from time to time.

             (r) "Restricted Stock Award" means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

             (s) "Retirement" means a Participant's termination of employment with the Corporation after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Corporation.

             (t) "Stock" means the $2.50 par value common stock of the Corporation and such other securities of the Corporation as may be substituted for Stock pursuant to Article 14.

             (u) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

             (v) "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

             (w) "1933 Act" means the Securities Act of 1933, as amended from time to time.

             (x) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                   ARTICLE 4
                                ADMINISTRATION

     4.1     Committee.  The Plan shall be administered by the Stock Option
             ---------
Committee of the Board. The Committee shall consist of two or more members of the Board who are (i) "outside directors" as that term is used in Section 162 of the Code and the regulations promulgated thereunder, and (ii) "disinterested persons," as such term is defined in Rule 16b-3 promulgated under Section 16 of the 1934 Act or any successor provision, except as may be otherwise permitted under Section 16 of the 1934 Act and the regulations and rules promulgated thereunder.

     4.2     Action by the Committee.  For purposes of administering the Plan,
             -----------------------
the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and acts approved in writing by a majority of the Committee in lieu of a meeting shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Corporation or any Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan.

     4.3     Authority of Committee.  The Committee has the exclusive power,
             ----------------------
authority and discretion to:

             (a)  Designate Participants;

             (b) Determine the type or types of Awards to be granted to each Participant;

             (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

             (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

             (e) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

             (f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

             (g) Decide all other matters that must be determined in connection with an Award;

             (h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan; and

             (i) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan.

     4.4.    Decisions Binding.  The Committee's interpretation of the Plan, any
             -----------------
Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                   ARTICLE 5
                          SHARES SUBJECT TO THE PLAN

     5.1.    Number of Shares.  Subject to adjustment as provided in Section
             ----------------
14.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 300,000.

     5.2.    Lapsed Awards.  To the extent that an Award is canceled,
             -------------
terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan, in each case to the full extent available pursuant to the rules and interpretations of the Securities and Exchange Commission under Section 16 of the 1934 Act, as amended. In the event that prior to the Award's cancellation, termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the 1934 Act), the Shares subject to such Award shall not be available for regrant under the Plan.

     5.3.    Stock Distributed.  Any Stock distributed pursuant to an Award may
             -----------------
consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     5.4.    Limitation on Number of Shares Subject to Awards.  Notwithstanding
             ------------------------------------------------
any provision in the Plan to the contrary, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant over any one year period during the term of the Plan shall be 150,000.

                                   ARTICLE 6
                                  ELIGIBILITY

     6.1.    General.  Awards may be granted only to individuals who are
             -------
officers or other key employees (including employees who also are directors or officers) of the Corporation or a Subsidiary, as determined by the Committee.

                                   ARTICLE 7
                                 STOCK OPTIONS

     7.1.    General.  The Committee is authorized to grant Options to
             -------
Participants on the following terms and conditions:

             (a)  Exercise Price.  The exercise price per share of Stock under
                  --------------
     an Option shall be determined by the Committee.

             (b)  Time and Conditions of Exercise.  The Committee shall
                  -------------------------------
     determine the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

             (c)  Payment.  The Committee shall determine the methods by which
                  -------
     the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Without limiting the power and discretion conferred on the Committee pursuant to the preceding sentence, the Committee may, in the exercise of its discretion, but need not, allow a Participant to pay the Option price by directing the Corporation to withhold from the shares of Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value on the exercise date equal to the Option price, all as determined pursuant to rules and procedures established by the Committee.

             (d)  Evidence of Grant.  All Options shall be evidenced by a
                  -----------------
     written Award Agreement between the Corporation and the Participant. The Award Agreement shall include such provisions as may be specified by the Committee.

     7.2.    Incentive Stock Options.  The terms of any Incentive Stock Options
             -----------------------
granted under the Plan must comply with the following additional rules:

             (a)  Exercise Price.  The exercise price per share of Stock shall
                  --------------
     be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

             (b)  Exercise.  In no event may any Incentive Stock Option be
                  --------
     exercisable for more than ten years from the date of its grant.

             (c)  Lapse of Option.  An Incentive Stock Option shall lapse under
                  ---------------
     the following circumstances:

                  (1) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

                  (2) The Incentive Stock Option shall lapse three months after the Participant's termination of employment, if the termination of employment was (i) attributable to Disability or Retirement or (ii) for any other reason, provided that the Committee has approved, in writing, the continuation of any Incentive Stock Option outstanding on the date of the Participant's termination of employment.

                  (3) If the Participant separates from employment other than as provided in paragraph (2), the Incentive Stock Option shall lapse at the time of the Participant's termination of employment.

                  (4) If the Participant dies before the Option lapses pursuant to paragraph (1), (2) or (3), above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of
             (i) the date on which the Option would have lapsed had the Participant lived and had his employment status (i.e., whether the Participant was employed by the Corporation on the date of his death or had previously terminated employment) remained unchanged; or (ii) one year after the date of the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so under the Participant's last will and testament, or, if the Participant shall fail to make testamentary disposition of such Incentive Stock Option or shall die intestate, by the person or persons entitled to receive such Incentive Stock Option under the applicable laws of descent and distribution.

             (d)  Individual Dollar Limitation.  The aggregate Fair Market Value
                  ----------------------------
     (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

             (e)  Ten Percent Owners.  No Incentive Stock Option shall be
                  ------------------
     granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

            (f)  Expiration of Incentive Stock Options.  No Award of an
                 -------------------------------------
     Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

             (g)  Right to Exercise.  During a Participant's lifetime, an
                  -----------------
     Incentive Stock Option may be exercised only by the Participant.

                                   ARTICLE 8
                           STOCK APPRECIATION RIGHTS

     8.1.    Grant of SARs.  The Committee is authorized to grant SARs to
             -------------
Participants on the following terms and conditions:

             (a)  Right to Payment.  Upon the exercise of a Stock Appreciation
                  ----------------
     Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

              (1) The Fair Market Value of one share of Stock on the date of exercise; over

              (2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant in the case of any SAR related to an Incentive Stock Option.

             (b)  Other Terms.  All awards of Stock Appreciation Rights shall be
                  -----------
     evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                   ARTICLE 9
                              PERFORMANCE SHARES

     9.1.    Grant of Performance Shares.  The Committee is authorized to grant
             ---------------------------
Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

     9.2.    Right to Payment.  A grant of Performance Shares gives the
             ----------------
Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

     9.3.    Other Terms.  Performance Shares may be payable in cash, Stock, or
             -----------
other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                                  ARTICLE 10
                            RESTRICTED STOCK AWARDS

     10.1.   Grant of Restricted Stock.  The Committee is authorized to make
             -------------------------
Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

     10.2.   Issuance and Restrictions.  Restricted Stock shall be subject to
             -------------------------
such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     10.3.   Forfeiture.  Except as otherwise determined by the Committee at the
             ----------
time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     10.4.   Certificates for Restricted Stock.  Restricted Stock granted under
             ---------------------------------
the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Corporation shall retain physical possession of the certificate until such time as all applicable restrictions lapse.

                                  ARTICLE 11
                             DIVIDEND EQUIVALENTS

     11.1.   Grant of Dividend Equivalents.  The Committee is authorized to
             -----------------------------
grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Option Award or SAR Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

                                  ARTICLE 12
                           OTHER STOCK-BASED AWARDS

     12.1.   Grant of Other Stock-Based Awards.  The Committee is authorized,
             ---------------------------------
subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

                                  ARTICLE 13
                        PROVISIONS APPLICABLE TO AWARDS

     13.1.   Stand-Alone, Tandem, and Substitute Awards.  Awards granted under
             ------------------------------------------
the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from time from the grant of such other Awards.

     13.2.   Exchange Provisions.  The Committee may at any time offer to
             -------------------
exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 14.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

     13.3.   Term of Award.  The term of each Award shall be for the period as
             -------------
determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant.

     13.4.   Form of Payment for Awards.  Subject to the terms of the Plan and
             --------------------------
any applicable law or Award Agreement, payments or transfers to be made by the Corporation or a Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

     13.5.   Limits on Transfer.  No right or interest of a Participant in any
             ------------------
Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Corporation or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Corporation or a Subsidiary. No Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order as defined in Section 414(p)(1)(B) of the Code, if the order satisfies Section 414(p)(1)(A) of the Code.

     13.6.   Beneficiaries.  Notwithstanding Section 13.5, a Participant may, in
             -------------
the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married, a designation of a person other than the Participant's spouse as his beneficiary with respect to more than 50 percent of the Participant's interest in the Award shall not be effective without the written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto under the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     13.7.   Stock Certificates.  All Stock certificates delivered under the
             ------------------
Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

     13.8    Acceleration Upon Death or Disability.  Notwithstanding any other
             -------------------------------------
provision in the Plan or any Participant's Award Agreement to the contrary, upon the Participant's death or Disability, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall then lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.9.   Acceleration Upon Certain Events.  In the event of (i) the
             --------------------------------
commencement of a public tender offer for all or any portion of the Stock, (ii) a proposal to merge, consolidate or otherwise combine with another corporation is submitted to the stockholders of the Corporation for approval, or (iii) the Board approves any transaction or event that would constitute a change of control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act, the Committee may in its sole discretion declare all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised to become fully exercisable, and/or all restrictions on all outstanding Awards to lapse, in each case as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such tender offer or other transaction or event. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

                                  ARTICLE 14
                         CHANGES IN CAPITAL STRUCTURE

     14.1.   General.  In the event a stock dividend is declared upon the Stock,
             -------
the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Corporation or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award.

                                  ARTICLE 15
                    AMENDMENT, MODIFICATION AND TERMINATION

     15.1.   Amendment, Modification and Termination.  With the approval of the
             ---------------------------------------
Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan. However, without approval of the stockholders of the Corporation or other conditions (as may be required by the Code, by the insider trading rules of Section 16 of the 1934 Act, by any national securities exchange on which the Stock is listed or reported, or by a regulatory body having jurisdiction), no such termination, amendment, or modification may:

                  (a) Increase the total number of shares of Stock that may be issued under the Plan, except as provided in Section 14.1;

                  (b) Modify the eligibility requirements for participation in the Plan; or

                  (c) Materially increase the benefits accruing to Participants under the Plan.

     15.2    Awards Previously Granted.  No termination, amendment, or
             -------------------------
modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant.

                                  ARTICLE 16
                              GENERAL PROVISIONS

     16.1.   No Rights to Awards.  No Participant or employee shall have any
             -------------------
claim to be granted any Award under the Plan, and neither the Corporation nor the Committee is obligated to treat Participants and employees uniformly.

     16.2.   No Stockholder Rights.  No Award gives the Participant any of the
             ---------------------
rights of a stockholder of the Corporation unless and until shares of Stock are in fact issued to such person in connection with such Award.

     16.3.   Withholding.  The Corporation or any Subsidiary shall have the
             -----------
authority and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan.
With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require that any such withholding requirement be satisfied, in whole or in part, by withholding shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

     16.4.   No Right to Employment.  Nothing in the Plan or any Award Agreement
             ----------------------
shall interfere with or limit in any way the right of the Corporation or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Corporation or any Subsidiary.

     l5.5.   Unfunded Status of Awards.  The Plan is intended to be an
             -------------------------
"unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Corporation or any Subsidiary.

     16.6.   Indemnification.  To the extent allowable under applicable law,
             ---------------
each member of the Committee shall be indemnified and held harmless by the Corporation from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Corporation an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Certificate of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

     16.7.   Relationship to Other Benefits.  No payment under the Plan shall be
             ------------------------------
taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Corporation or any Subsidiary.

     16.8.   Expenses.  The expenses of administering the Plan shall be borne by
             --------
the Corporation and its Subsidiaries.

     16.9.   Titles and Headings.  The titles and headings of the Sections in
             -------------------
the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     16.10.  Gender and Number.  Except where otherwise indicated by the
             -----------------
context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     16.11.  Fractional Shares.  No fractional shares of Stock shall be issued
             -----------------
and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

     16.12.  Securities Law Compliance.  With respect to any person who is, on
             -------------------------
the relevant date, obligated to file reports under Section 16 of the 1934 Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

     16.13.  Government and Other Regulations.  The obligation of the
             --------------------------------
Corporation to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Corporation shall be under no obligation to register under the 1933 Act, any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the Corporation may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     16.14.  Governing Law.  To the extent not governed by federal law, the Plan
             --------------
and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

                                                                       EXHIBIT B

                            FUQUA ENTERPRISES, INC.
                 1995 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
                 --------------------------------------------

     1.   Purpose.  The purpose of the Fuqua Enterprises, Inc. 1995 Stock Option
          -------
Plan for Outside Directors (the "Plan") is to advance the interests of Fuqua Enterprises, Inc. (the "Corporation") by encouraging ownership of the Corporation's $2.50 par value common stock (the "Common Stock") by non-employee directors of the Corporation, thereby giving such directors an increased incentive to devote their efforts to the success of the Corporation.

     2.   Administration.  Grants of options under this Plan are automatic.
          --------------
This Plan is intended to be a "formula plan" as recognized by Rule 16b-3(c)(2)(ii) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall be interpreted accordingly.

     3.   Eligibility.  Except as provided otherwise in this Section 3, options
          -----------
under the Plan shall be granted in accordance with Section 5 to each member of the Corporation's Board of Directors who is not an employee of the Corporation (an "Outside Director"); provided that shares of the Corporation's Common Stock remain available for grant hereunder in accordance with Section 4. An Outside Director to whom an option is granted under the Plan shall be referred to hereinafter as a "Grantee."

     4.   Shares Subject to Plan.  The shares subject to the Plan shall be
          ----------------------
authorized but unissued or reacquired shares of the Corporation's Common Stock. Subject to adjustment in accordance with the provisions of Section 6 of the Plan, the maximum number of shares of Common Stock for which options may be granted under the Plan shall be 50,000 and the initial adoption of the Plan by the Board of Directors of the Corporation shall constitute a reservation of 50,000 authorized but unissued, or reacquired, shares of Common Stock for issuance only upon the exercise of options granted under the Plan. In the event that any outstanding option granted under the Plan for any reason expires or is terminated prior to the end of the period during which options may be granted under the Plan, the shares of Common Stock allocable to the unexercised portion of such option may again be subject in whole or in part to any option granted under the Plan.

     5.   Terms and Conditions of Options.  Options granted pursuant to the Plan
          -------------------------------
shall be evidenced by Stock Option Agreements in such form as shall comply with and be subject to the following terms and conditions:

     (a) Grant. On the date of approval of the Plan by the Board of Directors, each Outside Director shall be granted an option to purchase 1,000 shares of the Corporation's Common Stock, subject to adjustment as provided in Section 6, and subject to approval of the Plan by the Corporation's stockholders at the 1996 annual meeting of the Corporation's stockholders ("Annual Meeting"). If the stockholders of the Corporation fail to approve the Plan at the 1996 Annual Meeting, the initial grant of options pursuant to the foregoing sentence shall be null and void and no further options shall be granted under the Plan. If the Plan is approved by the stockholders at the 1996 Annual Meeting, then each Outside Director who is serving in such capacity as of the day following the 1997 Annual Meeting shall be granted an option to purchase 1,000 shares of the Corporation's Common Stock, subject to adjustment as provided in Section 6. As of the day following each subsequent Annual Meeting, each Outside Director who is serving in such capacity as of such date shall be granted an option to purchase 1,000 shares of the Corporation's Common Stock, subject to adjustment as provided in Section 6. Each such day that options are to be granted under the Plan is referred to hereinafter as a "Grant Date."

     If on any Grant Date, shares of Common Stock are not available under this Plan to grant to Outside Directors the full amount of a grant contemplated by the immediately preceding paragraph, then each Outside Director shall receive an option (a "Reduced Grant") to purchase shares of Common Stock in an amount equal to the number of shares of Common Stock then available under the Plan divided by the number of Outside Directors as of the applicable Grant Date. Fractional shares shall be ignored and not granted.

     If a Reduced Grant has been made and, thereafter, during the term of this Plan, additional shares of Common Stock become available for grant (e.g., because of the forfeiture or lapse of an option), then each person who was an Outside Director both on the Grant Date on which the Reduced Grant was made and on the date additional shares of Common Stock become available (a "Continuing Outside Director") shall receive an additional option to purchase shares of Common Stock. The number of newly available shares shall be divided equally among the options granted to the Continuing Outside Directors; provided, however, that the aggregate number of shares of Common Stock subject to a Continuing Outside Director's additional option plus any prior Reduced Grant to the Continuing Outside Director on the applicable Grant Date shall not exceed 1,000 shares (subject to adjustment pursuant to Section 6). If more than one Reduced Grant has been made, available options shall be granted beginning with the earliest such Grant Date.

     (b) Option Price. The option price for each option granted under the Plan shall be the Fair Market Value (as defined below) of the shares of Common Stock subject to the option on the date of grant of the option. For purposes of the Plan, the "Fair Market Value" of a share of Common Stock on a given date shall mean the average of the high and low price of a share of Common Stock traded on the New York Stock Exchange on such date, as reported in the composite transactions quoted in The Wall Street Journal or, if no shares were traded on such day, on the next preceding day on which shares were traded.

     (c) Medium and Time of Payment. The option price shall be payable in full upon the exercise of an option in cash, by check, in shares of Common Stock, or in any combination thereof.

     (d) Term. Each option granted under the Plan shall, to the extent not previously exercised, terminate and expire on the date five (5) years after the date of grant of the option, unless earlier terminated as provided hereinafter in Section 5(g).

     (e) Exercisability. Each option granted under this Plan shall be immediately exercisable, in whole or in part. However, to avoid short-swing profit liability under Section 16(b) of the Exchange Act, the Grantee should wait at least six (6) months from the date of grant of the option before selling the underlying shares.

     (f) Method of Exercise. All options granted under the Plan shall be exercised by an irrevocable written notice directed to the Secretary of the Corporation at the Corporation's principal place of business. Such written notice shall be accompanied by payment in full of the option price for the shares for which such option is being exercised. The Corporation shall make delivery of certificates representing the shares for which an option has been exercised within a reasonable period of time; provided, however, that if any law, regulation or agreement requires the Corporation to take any action with respect to the shares for which an option has been exercised before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. Certificates representing shares for which options are exercised under the Plan may bear such restrictive legends as may be necessary or desirable in order to comply with applicable federal and state securities laws. Nothing contained in the Plan shall be construed to require the Corporation to register any shares of Common Stock underlying options granted under this Plan.

     (g)  Effect of Termination of Directorship or Death.

          (i)  Termination of Directorship.  Upon termination of any Grantee's
               ---------------------------
     membership on the Board of Directors of the Corporation for any reason other than for cause or death, the options held by the Grantee under the Plan shall terminate ninety (90) days following the date of termination of the Grantee's membership on the Board or, if earlier, on the date of expiration of the options as provided by Section 5(d) of the Plan. If the Grantee exercises the options after termination of the Grantee's service on the Board of Directors, the Grantee may exercise the options only with respect to the shares that were otherwise exercisable on the date of termination of the Grantees' service on the Board. Such exercise otherwise shall be subject to the terms and conditions of the Plan. If the Grantee's membership on the Board of Directors is terminated for cause, all options granted to such Grantee shall expire upon such termination.

          (ii)  Death.  In the event of the death of a Grantee, the Grantee's
                -----
     personal representatives, heirs or legatees (the "Grantee's Successors") may exercise the options held by the Grantee on the date of death, upon proof satisfactory to the Corporation of their authority. The Grantee's Successors must exercise any such options within one (1) year after the Grantee's death and in any event prior to the date on which the options expire as provided by Section 5(d) of the Plan. Such exercise otherwise shall be subject to the terms and conditions of the Plan.

     (h) Nonassignability of Option Rights. No option shall be assignable or transferable by the Grantee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in Title I of the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code of 1986. During the lifetime of the Grantee, the option shall be exercisable only by the Grantee.

     (i) Rights as Stockholder. Neither the Grantee nor the Grantee's Successors shall have rights as a stockholder of the Corporation with respect to shares of Common Stock covered by the Grantee's option until the Grantee or the Grantee's Successors become the holder of record of such shares.

     (j) No Options after Ten Years. No options shall be granted except within a period of ten (10) years after the effective date of the Plan.

     6.   Adjustments.
          -----------

     (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be automatically and appropriately adjusted, including the maximum number of shares subject to the Plan and the number of shares and price per share of stock subject to outstanding options.

     (b) In the event of: (i) a merger or consolidation in which the Corporation is not the surviving corporation; (ii) a reverse merger in which the Corporation is the surviving corporation but the shares of the Corporation's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash other otherwise; or (iii) any other capital reorganization in which more than fifty percent (50%) of the shares of the Corporation entitled to vote are exchanged, then any surviving corporation shall assume any options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan. If there is no surviving corporation, all outstanding options shall expire.

     7.   Effective Date and Termination of Plan.
          --------------------------------------

     (a) Effective Date. The Plan shall become effective upon approval of the same by the Board of Directors of the Corporation (November 14, 1995), subject to approval of the Plan by the stockholders of the Corporation no later than the first annual meeting of stockholders held after approval of the Plan by the Board of Directors (the 1996 Annual Meeting).

     (b) Termination. The Plan shall terminate ten (10) years after its effective date, but the Board of Directors may terminate the Plan at any time prior to such date. Termination of the Plan shall not alter or impair any of the rights or obligations under any option theretofore granted under the Plan unless the Grantee shall so consent.

     8.   No Obligation to Exercise Option.  The granting of an option shall
          --------------------------------
impose no obligation upon the Grantee to exercise such option.

     9.   Amendment.  The Board of Directors of the Corporation by majority vote
          ---------
may amend the Plan; provided, however, that without the approval of the stockholders of the Corporation, no such amendment shall change the provisions of the Plan in such a manner so as to increase materially (within the meaning of Rule l6b-3 under the Securities Exchange Act of l934, as amended) the benefits accruing under the Plan, materially increase the number of securities that may be issued under the Plan, or materially modify the requirements as to eligibility for participation in the Plan.

     The provisions of the Plan determining (i) the persons eligible to receive grants of options, (ii) the timing of option grants, (iii) the number of shares subject to options, (iv) the exercise price of options, (v) the periods during which options are exercisable, and (vi) the dates on which options terminate, may not be amended more than once every six months other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder.

     It is expressly contemplated that the Board may amend the Plan in any respect that the Board deems necessary to cause the Plan to meet the requirements of Rule 16b-3 (or any successor rule) under the Exchange Act and otherwise to comport with the provisions of such Act and the applicable regulations thereunder.

     Any amendment to the Plan shall not, without the written consent of the Grantee, affect such Grantee's rights under any option theretofore granted to such Grantee.

                                                                       Exhibit C


              AMENDMENT TO THE BYLAWS OF FUQUA ENTERPRISES, INC.


     On April 9, 1996, pursuant to Article VII, Section 7.5 of Fuqua's Bylaws, the Board of Directors of Fuqua amended Article VI, Indemnification, to be in agreement with the proposed amendments to Fuqua's Restated Certificate of Incorporation, subject to the approval of the stockholders at the Meeting on June 1, 1996. The following is an excerpt from the resolution:



     1. The Bylaws of the Corporation are hereby amended by striking Article VI thereof in its entirety and substituting therefor the following:

                                  ARTICLE VI
                                  ----------

                                Indemnification
                                ---------------

     Section 6.1.  Indemnification Provisions in Amended and Restated
                   --------------------------------------------------
Certificate of Incorporation.  The provisions of this Article VI are intended to
- ----------------------------
supplement Article SEVENTH of the Amended and Restated Certificate of Incorporation pursuant to Sections 7.2 and 7.3 thereof. To the extent that this
Article VI contains any provisions inconsistent with said Article SEVENTH, the provisions of the Amended and Restated Certificate of Incorporation shall govern. Terms defined in such Article SEVENTH shall have the same meaning in this Article VI.

     Section 6.2.  Indemnification of Employees and Agents.  The Corporation may
                   ---------------------------------------
indemnify and advance expenses to its employees and agents to the same or any lesser extent as to its directors and officers, as set forth in the Amended and Restated Certificate of Incorporation and in this Article VI of the Bylaws of the Corporation.

     Section 6.3.  Undertakings for Advances of Expenses.  If and to the extent
                   -------------------------------------
the General Corporation Law of the State of Delaware (the "DGCL") requires, an advancement by the Corporation of expenses incurred by an indemnitee pursuant to clause (iii) of the last sentence of Section 7.1 of the Amended and Restated Certificate of Incorporation (hereinafter an "advancement of expenses") shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under Article SEVENTH of the Amended and Restated Certificate of Incorporation or otherwise.

     Section 6.4.  Claims for Indemnification.  If a claim for indemnification
                   --------------------------
under Section 7.1 of the Amended and Restated Certificate of Incorporation is not paid in full by the Corporation within 60 days after it has been received in writing by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses only upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in Section 145 of the DGCL (or any successor provision or provisions). Neither the failure of the Corporation (including the Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in Section 145 of the DGCL (or any successor provision or provisions), nor an actual determination by the Corporation (including the Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to have or retain such advancement of expenses, under Article SEVENTH of the Amended and Restated Certificate of Incorporation or this Article VI or otherwise, shall be on the Corporation.

     Section 6.5.  Insurance.  The Corporation may maintain insurance, at its
                   ---------
expense, to protect itself and any director, trustee, officer, employee or agent of the Corporation or another enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

     Section 6.6.  Severability.  In the event that any of the provisions of
                   ------------
this Article VI (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the full extent permitted by law.

                     *************************************

     2. Except as amended hereby, the Bylaws of the Corporation shall be and remain in full force and effect as of the date hereof.

                                                                       Exhibit D



                             AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION
                                      OF
                            FUQUA ENTERPRISES, INC.
                   - - - - - - - - - - - - - - - - - - - - -
                    Pursuant to Sections 242 and 245 of the
                        Delaware General Corporation Law
                   - - - - - - - - - - - - - - - - - - - - -



     The undersigned, Lawrence P. Klamon, President and Chief Executive Officer, and Mildred H. Hutcheson, Corporate Secretary, of FUQUA ENTERPRISES, INC. ("Corporation"), do hereby certify as follows:

     1. The name of the Corporation is Fuqua Enterprises, Inc. The name under which the Corporation was originally incorporated is The Seagrave Delaware Corporation.

     2. The Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware on April 12, 1965.

     3. The amendments to and the restatement of the Certificate of Incorporation of the Corporation have been duly adopted in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law by the affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon at a meeting of the stockholders of the Corporation duly called and held on June 1, 1996.

     4. The text of the Certificate of Incorporation of the Corporation, as heretofore amended, is hereby amended further and restated to read in full as follows:

                                   ARTICLE I
                                     NAME

     The name of the corporation ("Corporation") is Fuqua Enterprises, Inc.

                                  ARTICLE II
                         ADDRESS OF REGISTERED OFFICE;
                           NAME OF REGISTERED AGENT

     The registered office of the Corporation is to be located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and State of Delaware. The name of its resident agent at that address is The Corporation Trust Company.

                                  ARTICLE III
                              PURPOSE AND POWERS

     The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law. It shall have all powers that may now or hereafter be lawful for a corporation to exercise under the Delaware General Corporation Law.

                                  ARTICLE IV
                                 CAPITAL STOCK

     SECTION 4.1. TOTAL NUMBER OF SHARES OF STOCK. The total number of shares of stock which the Corporation shall have authority to issue is 28,000,000, of which 8,000,000 shares shall be Preferred Stock with a par value of $1.00, and 20,000,000 shares shall be Common Stock with a par value of $2.50.

     SECTION 4.2. PREFERRED STOCK. (a) The shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series thereof, the shares of each class or series thereof to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as are stated and expressed herein or in the resolution or resolutions providing for the issue of such class or series, adopted by the Board of Directors as hereinafter provided.

     (b) Authority is hereby expressly granted to the Board of Directors of the Corporation, subject to the provisions of this Article IV and to the limitations prescribed by the Delaware General Corporation Law, to authorize the issue of one or more classes, or series thereof, of Preferred Stock and with respect to each such class or series to fix by resolution or resolutions providing for the issue of such class or series the voting powers, full or limited, if any, of the shares of such class or series and the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each class or series thereof shall include, but not be limited to, the determination or fixing of the following:

               (i) the maximum number of shares to constitute such class or series, which may subsequently be increased or decreased by resolution of the Board of Directors unless otherwise provided in the resolution providing for the issue of such class or series, the distinctive designation thereof and the stated value thereof if different than the par value thereof;

               (ii) the dividend rate of such class or series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock or any other series of any class of stock of the Corporation, and whether such dividends shall be cumulative or noncumulative;

               (iii) whether the shares of such class or series shall be subject to redemption, in whole or in part, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption, including whether or not such redemption may occur at the option of the Corporation or at the option of the holder or holders thereof or upon the happening of a specified event;

               (iv) the terms and amount of any sinking fund established for the purchase or redemption of the shares of such class or series;

               (v) whether or not the shares of such class or series shall be convertible into or exchangeable for shares of any other class or classes of any stock or any other series of any class of stock of the Corporation, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;

               (vi) the extent, if any, to which the holders of shares of such class or series shall be entitled to vote with respect to the election of directors or otherwise;

               (vii) the restrictions, if any, on the issue or reissue of any additional Preferred Stock;

               (viii) the rights of the holders of the shares of such class or series upon the dissolution of, or upon the subsequent distribution of assets of, the Corporation; and

               (ix) the manner in which any facts ascertainable outside the resolution or resolutions providing for the issue of such class or series shall operate upon the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such class or series.

     SECTION 4.3. COMMON STOCK. The holders of the Common Stock shall be entitled to one vote for each share of Common Stock held.

                                   ARTICLE V
                             GOVERNANCE PROVISIONS

     The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for further defining, limiting and regulating the powers of the Corporation and its director and stockholders:

     SECTION 5.1. STOCKHOLDER NOMINATIONS. Nominations for election of directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of directors. A stockholder entitled to vote in the election of directors may nominate one or more persons for election as directors at a meeting of stockholders provided that written notice the stockholder's intent to make such nomination or nominations has been given either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation (i) with respect to an election to be held at an annual meeting of stockholders, at least ninety days prior to the anniversary date of the immediately preceding annual meeting, (ii) with respect to an election to be held at a special meeting of stockholders called at the request of a stockholder, at least ninety days prior to the date of the special meeting, and (iii) with respect to an election to be held at a special meeting of stockholders other than a special meeting called at the request of a stockholder, prior to the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. The notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a statement that the stockholder is a holder of record of stock of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the Corporation if so elected. The election of the directors of the Corporation need not be by written ballot.

     SECTION 5.2. BYLAW AMENDMENTS. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized and empowered, without the assent or vote of the stockholders, to make, alter, or repeal the Bylaws of the Corporation.

                                  ARTICLE VI
                                  COMPROMISE

     Wherever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of
Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such matter as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement, and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

                                  ARTICLE VII
                                INDEMNIFICATION

     SECTION 7.1. RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact:

     (i) that he or she is or was a director or officer of the Corporation, or

     (ii) that he or she, being at the time a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, trustee, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (collectively, "another enterprise" or "other enterprise"), whether either in case (i) or in case (ii) the basis of such proceeding is alleged action or inaction (x) in an official capacity as a director or officer of the Corporation, or as a director, trustee, officer, employee or agent of such other enterprise, or (y) in any other capacity related to the Corporation or such other enterprise while so serving as a director, trustee, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent not prohibited by Section 145 (or any successor provision or provisions) of the Delaware General Corporation Law as the same exists or may hereafter be amended (but, in the case of any such amendment, with respect to alleged action or inaction occurring prior to such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including without limitation attorneys' fees and expenses, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection therewith. The persons indemnified by this Article VII are hereinafter referred to as "indemnitees." Such indemnification as to such alleged action or inaction shall continue as to an indemnitee who has after such alleged action or inaction ceased to be a director or officer of the Corporation, or director, trustee, officer, employee or agent of such other enterprise; and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Notwithstanding the foregoing, except as may be provided in the Bylaws or by the Board of Directors, the Corporation shall not indemnify any such indemnitee in connection with a proceeding (or portion thereof) initiated by such indemnitee unless such proceeding (or portion thereof) was authorized by the Board of Directors (but this prohibition shall not apply to a counterclaim, cross-claim or third-party claim brought by the indemnitee in any proceeding). The right to indemnification conferred in this Article VII: (i) shall be a contract right;
(ii) shall not be affected adversely to any indemnitee by any amendment of this Amended and Restated Certificate of Incorporation with respect to any alleged action or inaction occurring prior to such amendment; and (iii) shall, subject to any requirements imposed by law and the Bylaws, include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition.

     SECTION 7.2. RELATIONSHIP TO OTHER RIGHTS AND PROVISIONS CONCERNING INDEMNIFICATION. The rights to indemnification and to the advancement of expenses conferred in this Article VII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this Amended and Restated Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. The Bylaws may contain such other provisions concerning indemnification, including provisions specifying reasonable procedures relating to and conditions to the receipt by indemnitees of indemnification, provided that such provisions are not inconsistent with the provisions of this Article VII.

     SECTION 7.3. AGENTS AND EMPLOYEES. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the Corporation (or any person serving at the Corporation's request as a director, trustee, officer, employee or agent of another enterprise) or to any person who is or was a director, officer, employee or agent of any of the Corporation's affiliates, predecessor or subsidiary corporations or of a constituent corporation absorbed by the Corporation in a consolidation or merger or who is or was serving at the request of such affiliate, predecessor or subsidiary corporation or of such constituent corporation as a director, officer, employee or agent of another enterprise, in each case as determined by the Board of Directors to the fullest extent of the provisions of this Article VII in cases of the indemnification and advancement of expenses of directors and officers of the Corporation, or to any lesser extent (or greater extent, if permitted by law) determined by the Board of Directors.

                                 ARTICLE VIII
                     LIMITATION ON LIABILITY OF DIRECTORS

     No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Section 174 (or any successor section) of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended hereafter to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. This Article VIII shall not eliminate or limit the liability of a director for any act or omission occurring prior to the date when this Article VIII becomes effective. Neither the amendment nor repeal of this Article VIII, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation inconsistent with this
Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article VIII, would accrue or arise, prior to such amendment or repeal, or adoption of an inconsistent provision.

                                  ARTICLE IX
                                 SEVERABILITY

     In the event that any of the provisions of this Amended and Restated Certificate of Incorporation (including any provision within a single Section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the full extent permitted by law.

     IN WITNESS WHEREOF, we have signed this certificate this _____ day of June, 1996.



                                          ______________________________________
                                          Lawrence P. Klamon
                                          President and Chief Executive Officer



ATTEST:


________________________________________
Mildred H. Hutcheson
Corporate Secretary

 PLEASE                           FUQUA ENTERPRISES, INC.
  MARK,     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
  SIGN,                           MEETING ON JUNE 1, 1996
DATE AND
 RETURN     The undersigned hereby appoints J.B. Fuqua, J. Rex Fuqua and
   THE      Mildred H. Hutcheson, and each of them, his proxies with full
  PROXY     powers of substitution, to vote all shares of Common Stock of
  CARD      Fuqua Enterprises, Inc. ("Fuqua") owned by the undersigned at the
PROMPTLY    Annual Meeting of Stockholders to be held at the offices of Fuqua,
  USING     One Atlantic Center, Suite 5000, 1201 W. Peachtree Street, N.W.,
   THE      Atlanta, Georgia, on June 1, 1996, at 9:30 a.m. local time, and at
ENCLOSED    any adjournments thereof, solely on the terms of business as set
ENVELOPE    forth in the Notice of Meeting.


                                             Dated ______________________, 1996

                                             ----------------------------------

                                             ----------------------------------
                                                  Signature of Stockholder

                                                 THIS PROXY MUST BE SIGNED
                                               EXACTLY AS NAME APPEARS HEREON

                                             Executors, administrators, trust-
                                             ees, etc. should give full title
                                             as such. If the signer is a cor-
                                             poration, please sign full corpo-
                                             rate name by duly authorized of-
                                             ficer.


                                     (over)

This proxy when properly executed will be voted in the manner directed herein by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF NINE DIRECTORS, FOR THE APPROVAL OF THE 1995 LONG-TERM INCENTIVE PLAN, THE 1995 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS, AND FOR THE APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES AND ALL THE
                                   PROPOSALS.

1. Election of Directors
   Nominees: J.B. Fuqua, J. Rex Fuqua, Lawrence P. Klamon, W. Clay Hamner, Frank
   W. Hulse III, Richard C. Larochelle, Gene J. Minotto, Clark L. Reed, Jr. and
   D. Raymond Riddle.

   [_] VOTE FOR all nominees listed above, except vote withheld from the following nominees (if any).
 ------------------------------------------------------------------------------
   [_] VOTE WITHHELD from all nominees.

2. Approval of the 1995 Long-Term Incentive Plan:                         [_] FOR  [_] AGAINST  [_] ABSTAIN
3. Approval of the 1995 Stock Option Plan for Outside Directors:          [_] FOR  [_] AGAINST  [_] ABSTAIN
   Approval of the Amended and Restated Certificate of Incorporation:
4. Update of Preferred Stock Authorization.                               [_] FOR  [_] AGAINST  [_] ABSTAIN
5. Indemnification Provisions.                                            [_] FOR  [_] AGAINST  [_] ABSTAIN
6. Director Exculpation Provisions.                                       [_] FOR  [_] AGAINST  [_] ABSTAIN
7. Elimination of Certain Interested Director and Officer Transaction     [_] FOR  [_] AGAINST  [_] ABSTAIN
   Provisions.
8. Elimination of Provision Regarding Ratification of Prior Acts.         [_] FOR  [_] AGAINST  [_] ABSTAIN
9. House-Keeping.                                                         [_] FOR  [_] AGAINST  [_] ABSTAIN

- --------------------------------------------------------------------------------

        NO OTHER MATTERS MAY BE CONSIDERED OR ACTED UPON AT THE MEETING